Exhibit 10.11

ORDER FORM

Computer Associates International, Inc. One Computer Associates Plaza Islandia, NY 11788-7000 (516) 342-5224 FAX (516) 342-5329

Licensee Name And Address: (i) Structure, LLC.

11707 Miracle Hills Drive Omaha, Nebraska 68154

License Agreement No.: 995338        If Tax Exempt, Number:                                  (attach certificate)

Installation/Service Site Location: (if different from above) same

Installation/Service Site I.D. No.: same

Licensee Technical Contact Person: John Rowe	Phone: 402-496-8657

Licensee Billing Address: (If different from above) same

Licensee Billing Contact Person: (If different from above) Anne Ivey	Phone: 402-496-8717

Licensee Shipping Address: (If different from above) same

Licensee Shipping Contact Person: Don Hagen	Phone: 402-496-8522

Installation No:                              for password protected products.     Licensee P.O. No.: (if required)

Initial Media Type (check one): ☐ T1600     ☐ T6250     ☒ C3480    ☐ Other

(Describe)

CA Supplement No. To be completed by Sales Accounting	Licensed Program(s), Services or Materials	Designated CPU(s) Information					Initial Invoice Amount (Net Of Taxes)
		Manufacturer	Model	Operating System	CPU Serial No.	Maximum Power Units or Users
	*	*	*	*	*	*	*

Effective Date of this Order: June 30, 2000

☐ A0: Five equal payments in the amount of $ per year	☐ G0: A single payment in the amount of $ for:
☐ A8: Three equal payments in the amount of $ per year	☐ Services (attach description)
☐ G1: A single payment in the amount of $	☐ Upgrade to CPU designated above
☐ G2: Thirty six equal payments in the amount of $ per month	from CPU
Mfg. Model Op.Sys. Serial No.
☐ G3: A single payment in the amount of $
☐ G4: A single payment in the amount of $	☐ Maintenance Reinstatement through __________
☐ G5: A single payment in the amount of $	Date ☐ Transfer Fee (attach description)
☐ G6: Three equal payments in the amount of $ per year	☐ Other Supplemental Fee (attach description)
☐ G7: Thirty-six equal payments in the amount of $ per month	*SPECIAL PAY PLAN-SEE ATTACHED ADDENDUM
☐ If applicable, change to Pay Option specified above from Pay Option for Licensed Program

(See Next Page for a detailed description of each Pay Option and for additional important provisions.)

Computer Associates International, Inc.	Licensee (i)Structure LLC.

By:	By:	/s/ Michael Jones
(Authorized Signature)		(Authorized Signature)

Michael Jones CEO
Name of Person Signing	Type or Print Name and Title of Person Signing

June 30, 2000
Date	Date

PAY OPTION PLAN DESCRIPTIONS

A0: Five equal annual payments inclusive of usage and maintenance for the five-year period. Thereafter, continued usage of the Licensed Program and maintenance subject to the same UMF as is applicable under option G1 below.

A8: Three equal annual payments inclusive of usage and maintenance for the three-year period. Thereafter, continued usage of the Licensed Program and maintenance be subject to the same UMF as is applicable under option G1 below.

G1: A one-time fee (“OTF”) inclusive of usage and maintenance for a one-year period. Thereafter, continued usage of the Licensed Program and maintenance subject to an annual usage and maintenance fee (“UMF”) equal to the then prevailing OTF for the Licensed Program multiplied by the then prevailing UMF rate Licensed Program.

G2: Thirty-six equal monthly payments inclusive of usage and maintenance for the three-year period. Thereafter, continued usage of the Licensed Program maintenance will be subject to the same UMF as is applicable under option G1 above.

G3: A single payment for a three-year term license, inclusive of usage and maintenance for the three-year period. Thereafter, the license will be renewed on the same and conditions, but subject to the then prevailing G3 license fee.

G4: A single payment for a two-year term license, inclusive of usage and maintenance for the two-year period. Thereafter, the license will be renewed on the same and conditions, but subject to the then prevailing G4 license fee.

G5: A single payment for a one-year term license, inclusive of usage and maintenance for the one-year period. Thereafter, the license will be renewed on the same and conditions, but subject to the then prevailing G5 license fee.

G6: Three equal annual payments for a three-year term license, inclusive of usage and maintenance for the three-year period. Thereafter, the license will be renewed __ same terms and conditions, but subject to the then prevailing G6 license fee.

G7: Thirty-six equal monthly payments for a three-year term license, inclusive of usage and maintenance for the three-year period. Thereafter, the license will be renewed the same terms and conditions, but subject to the then prevailing G7 license fee.

G0: A single payment for the limited purpose(s) set forth on this Order Form without effecting any change in any existing license except as specifically set forth.

RENEWALS

All renewals shall be automatic unless either CA or Licensee shall, within thirty days prior to the expiration of the license period or any renewal period, give written notice the other party of its intention not to renew. If the applicable UMF shall be discontinued at any time, reinstatement shall be subject to a reinstatement charge equal to 1 of the then prevailing UMF multiplied by the number of years and part thereof during which usage and maintenance of the Licensed Program shall have been discontinued.

SCHEDULE OF TERMS

Unless otherwise indicated, license fees, OTFs and UMFs are per CPU and are applicable only to Designated CPU(s) and licensed installation sites of Licensee. ___ right to use or benefit from the Licensed Program (if initially licensed after November 1, 1992) extends to any majority-owned subsidiary of Licensee (notwithstanding __ restrictive provisions which may be found in the License Agreement referenced by this Order Form) provided such subsidiary agrees to comply with the referenced License Agreement and this Order Form. Such use of the Licensed Program is restricted to the internal operations of the Licensee and any such subsidiary for the processing __ own data. Any proposed change in any of the foregoing, including a change of control of the Licensee or Licensee’s business, shall be subject to CA’s prior written con_____ and payment of all applicable charges. Licensee shall furnish to CA such documentation and access to its facilities as CA may request from time to time to verify complia__ with the provisions hereof. All fees and charges are payable in advance upon receipt of invoice.

UPGRADE

License restrictions (such as the Designated CPU limitation) may be upgraded or expanded at any time during the term of the Order upon the prior written notice to CA_ expiration date of the term of the Order or the then current usage and maintenance period for the existing license shall not change, and it shall apply to the upgraded expanded license. All applicable upgrade fees and adjustments to the license fees and applicable UMFs for an upgraded or expanded license shall be determined __ accordance with CA’s policy and prices prevailing at the time of the upgrade.

ADDITIONAL CPU(s)

        Additional CPU(s) at the same installation site may be licensed to use the Licensed Program. In order to add one or more CPU(s) one copy of the Licensed Program the installation site must either have an existing license to run on a CPU in the highest CPU group at the installation site, or be upgraded to a CPU in that highest CPU group in accordance with the “Upgrade” policy of CA. The license for additional CPU(s) may be an Option G1, G2, A0 or A8 only if the license for the Licensed Program in highest CPU group shall be an Option G1, G2, A0 or A8. Provided that the first CPU has been upgraded to or is licensed for the use in the highest CPU group at the installation site, the license fee, and any subsequent UMF, for each additional CPU at the same installation site shall be the then prevailing license fee or UMF, as the case may be applicable to the additional CPU. In all cases, such additional CPU license fee or UMF shall only apply during such time as the Order and UMF for the Licensed Program the highest CPU group shall be current and in effect.

CONVERSION CREDIT

A “Rightsizing Credit” may be available when Licensee decides to change the hardware platform or operating system for which the Licensed Program was original licensed to another platform or different operating system such as a workstation or personal computer. In qualifying instances, the Rightsizing Credit will be equal to __ license fee actually paid for the original Licensed Program on the original hardware platform or operating system (less a usage charge of 2% per month) up to a maximum credit of one-half of the fee otherwise applicable. (No cash refunds will be payable under any circumstance.) Rightsizing Credits are available only in respect to License Programs under active maintenance status and to Licensees that maintain enrollment in CA’s Total Client Care Program.

CLIENT SERVICES

New releases or Licensed Program upgrades are not included as a part of annual maintenance and support services for workstation and micro computer software. All the terms and conditions contained in the License Agreement referred to in this Order Form shall apply to the Services ordered hereunder. All programs, documentation_ reports, techniques, designs and other materials prepared or created by CA shall remain the property of CA and shall not constitute work made for hire under the Copyright Act. The fees set forth in this Order Form for Services, as more fully set forth in the attached description(s), do not include out-of-pocket expenses (such as transportation lodging, meal per diem, and other expenses) incurred by CA while providing the Services ordered, which expenses will be charged to the Licensee from time to time or upon completion of the ordered Services. If performance of the Services is delayed due to Licensee’s failure to provide required computer access or personnel or similar reasons Licensee shall pay CA’s then prevailing daily charge, plus reimbursement of all such out-of-pocket expenses, for each additional day for each person assigned by CA to provide the Services.

REFERENCED LICENSE AGREEMENT

The terms and conditions of the License Agreement or prior Order Form, as the case may be, referenced by this Order Form shall apply to this Order Form. If an provision of the License Agreement or prior Order Form, as the case may be, shall contradict any provision of this Order Form, the provisions of this Order Form shall appl__ with respect to the Licensed Program(s) described herein. If the License Agreement referred to in this Order Form currently provides for a license of Licensed Program(s) to use on an “installation or site basis,” then the same shall be amended, for purposes of the Licensed Program(s) covered by this Order Form, to a license for use on a “per CPU” basis.

NOTICES

All notices, invoices and other communications hereunder shall be delivered to Licensee and CA at their respective addresses set forth in this Order Form unless changed by similar notice.

MAINFRAME CAPACITY BASED LICENSE ADDENDUM

TO ORDER FORM

BETWEEN

(I)STRUCTURE, LLC

(FORMERLY KNOWN AS PKS INFORMATION SERVICES. INC.) (“LICENSEE”)

AND

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

The attached Order Form and the referenced License Agreement, dated as of June 30, 2000 (“the Effective Date”), are amended to add the following provisions with respect to Licensee’s use of the Licensed Programs listed in Exhibit “A” and the Unicenter TNG products set forth in Exhibit “B”. (The Order Form, License Agreement and this Addendum are referred to collectively as the “Mainframe Capacity Based License.”) In the event of any conflict between the terms of this Mainframe Capacity Based License Addendum and those of either the Order Form or the referenced License Agreement, the terms of this Addendum shall prevail. Capitalized terms used herein without definition are used as defined in the attached Order Form and the referenced License Agreement.

1.	Definitions

(a)	“Licensee” shall mean (i)Structure, LLC. No other third person shall be a licensee or be deemed to be entitled to the use or benefit of the Licensed Programs or Unicenter TNG Products, except as specifically authorized under this Agreement.

(b)	“Licensee Sites” shall mean the data center sites and facilities identified in Exhibit C, which facilities Licensee represents are owned, leased, licensed, or operated by Licensee. Licensee may, upon prior written notice to CA and, if an increase in Licensed Mainframe Capacity shall result from such addition, payment of the applicable Supplemental Fees as provided in Section 5 hereof, designate one or more additional Licensee Sites meet the above qualifications. As a special accommodation, CA agrees that Licensee may designate as additional Licensee Sites hereunder Licensee’s facility located outside the United States, and the Licensed Programs and Unicenter TNG Programs may be used for the purposes hereof, provided that CA shall continue to provide Licensee with support and maintenance services for the Licensed Programs and the Unicenter TNG Programs at the Licensee Site located in the United States, however, telephone requests for services may be initiated from any Licensee Site, but requests for distribution of Licensed Programs and Unicenter TNG Programs and related materials shall be initiated only from the Licensee Sites located in the United States. Licensee shall be solely responsible for the distribution of all support services and materials relating to the Licensed Programs and Unicenter TNG Programs from Licensee Sites located in the United States to each of the other Licensee Sites located outside of the United States.

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(c)	“MIPS Capacity” shall mean the aggregate computing power (expressed in millions of instructions per second and rounded to the next even multiple of 10) of all computers located at the Licensee Site(s), or which can remotely access such computers, irrespective of the platform designation of the hardware or operating systems, provided that such remote computer is capable of accessing, using, executing or benefiting from the Licensed Programs. It is expressly understood and agreed that MIPS Capacity shall not include any MVS computer that during the entire applicable reporting period (i) has been used exclusively as a testing computer without the performance of any data processing production for Licensee or any Client and without accessing, using, executing, or benefiting from any Licensed Program hereunder, (ii) has not been placed into production or performance of any data processing functions for Licensee or any Client or (iii) has been used by Licensee on a strictly dedicated basis (including stand alone computers and computers within a parallel sysplex computing environment) for one or more Clients without accessing, using, executing, or benefiting from any Licensed Program under license to Licensee hereunder (although such computer use fora Client may include use of such Client’s active and unsuspended license for a CA software product, including products that may be the same as the Licensed Programs hereunder and the use of such computer shall not be included with MIPS Capacity.)

(d)	“Client” means a customer of Licensee to which or for which Licensee is providing Client Services (as hereinafter defined), as of the Effective Date or thereafter. The term Client shall include every Existing Client and New Client.

(e)	“Mainframe Capacity” shall be calculated by multiplying the MIPS Capacity of all the IBM mainframe compatible computers actually executing the Licensed Programs listed on Exhibit A by the multiplier applicable to each of the Licensed Programs as specified in Exhibit A.

(f)	“Client Services” means facilities management, service bureau, outsourcing, general consulting, software product development, installation, implementation, maintenance or any other data processing or related services, provided by Licensee to a Client pursuant to a Qualifying Agreement, which services may involve use of the Licensed Programs and Unicenter TNG Products by Licensee Site for the processing of the data for Clients (as further described in paragraph 6).

(g)	“Existing Client” means a person or entity that is a Client as of the Effective Date.

(h)	“Fixed Obligation” means an obligation to make a committed stream of payments under a Pre-Existing License Agreement, which obligation is not subject to cancellation or termination under the terms of such agreement.

(i)	“New Client” means a person or entity that is not a Client as of the Effective Date (or that is a Client as of the Effective Date and subsequently ceases to be a Client) and thereafter becomes a Client during the Term.

(j)	“Payable” means amounts billed and outstanding, as of the relevant date of determination, under a Pre-Existing License Agreement.

(k)

“Pre-Existing License Agreement” means a license agreement pursuant to which CA has authorized Licensee or a Client, as the case may be, under the applicable agreement, to use CA software product, which license agreement is in

(i) Structure Mainframe Capacity Based License CA-Confidential	2

existence as of (I) the Effective Date or (ii) in the case of any New Client, the date on which such person or entity becomes a Client.

(l)	“Qualifying Agreement” means an agreement between Licensee and a Client for the provision of Client Services by Licensee.

(m)	”Affiliate” means any person or entity controlling, controlled by, or under common control with a party to this Agreement. “Control” means ownership of at least 50% or more equity interest.

(n)	“Gross Revenues” has the meaning specified in Section 2.1 and Schedule 3.1.

2.	License Fee. The initial License Fee for the use of the Licensed Programs and Unicenter TNG Products listed on Exhibit A and the Unicenter TNG Products listed on Exhibit B for the seven (7) year term commencing on the Effective Date and Expiring on June 29, 2007 (the “Term”), is $*** payable as follows:

Due Date	Amount
June 30, 2000	***
December 30, 2000	***
December 30, 2001	***
December 30, 2002	***
December 30, 2003	***
December 30, 2004	***
December 30, 2005	***
December 30, 2006	***

2.1	Annual Royalty Fee. Licensee shall pay an annual royalty fee (the “Annual Royalty Fee”) based on Gross Revenues as calculated pursuant to Schedule 3.1 hereto, as determined and reported on an annual basis in respect of each year ending December 31 during the Term. The Annual Royalty Fee shall be payable by Licensee pursuant to Section 15c hereof and Schedule 3.1 attached.

3.	Authorized Use. During the initial Term and any extension thereof as provided herein, the Licensed Programs and Unicenter TNG Products may be used by Licensee, any of its Affiliates, and its parent company, Level 3 Communications, Inc. for the benefit of and to process the data of Licensee, any of its Affiliates, and its parent company, Level 3 Communications, Inc. at the Licensee Sites, and the Licensed Programs and Unicenter TNG Products may also be used by Licensee on behalf of its Clients or by such Clients themselves, pursuant to the terms and conditions of this Agreement, provided that the Mainframe Capacity does not exceed *** (the “Licensed Mainframe Capacity” or the “LMC”). Licensee’s use of the Unicenter TNG Products shall be governed by the provisions of Section 15 hereof.

4.	Maintenance Services. The License Fee payable under paragraph 2 does not entitle Licensee to receive support and maintenance services (“Maintenance”) for the Licensed Programs and Unicenter TNG Products. However, Licensee may elect to receive Maintenance for the Licensed Programs and Unicenter TNG Products on an optional annual basis during the Term by giving CA prior written notice and paying to CA an annual Maintenance Fee (“MF”) as set forth below, provided that such MF

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	3

shall be adjusted for increases in the Licensed Mainframe Capacity and/or increases in Maximum Power Units as applicable. In the event that Licensee initially elects to receive (or not to receive) Maintenance for any annual period and thereafter elects not to receive (or to receive, as the case may be) Maintenance for a subsequent annual period during the Term, then Licensee shall provide CA written notice of such subsequent election not later than sixty (60) days prior to expiration of the then current annual period.

Subject to adjustment as provided above, if elected by Licensee, the optional annual MF during the Term shall be as follows:

Amount	Annual Period Beginning
$ ***	June 30, 2000
$ ***	December 30, 2000
$ ***	December 30, 2001
$ ***	December 30, 2002
$ ***	December 30, 2003
$ ***	December 30, 2004
$ ***	December 30, 2005
$ ***	December 30, 2006

Licensee and CA acknowledge that Licensee has elected to receive Maintenance for the first annual period and, accordingly, Licensee shall also pay the applicable MF specified above.

5.	Third Party Processing.

(a) During the Term of this Agreement, CA Grants the license and right to Licensee to utilize the Licensed Programs and Unicenter TNG Products and related documentation at the Licensee Sites to provide Client Services in accordance with the terms and conditions set forth in this Agreement, including, but not limited to, the then applicable and authorized Licensed Mainframe Capacity. Licensee shall conduct its data processing operations hereunder in such a manner as to reasonably preclude each Client from any access to any Licensed Program, provided that should Licensee and any Client, desire to provide such access to such Client in order that such Client may itself participate with Licensee in the operation of the Licensed Programs and Unicenter TNG Products, such Client shall first execute and deliver to CA a supplemental agreement in the form attached hereto as Exhibit D, it being recognized that any such supplemental agreement which has already been executed by such Client, Licensee and CA will continue to be binding and honored by all parties without the requirement of a replacement supplemental agreement. Promptly upon cessation of data processing services on behalf of each particular Client Licensee, Licensee shall certify in writing to CA that Licensee’s use of the Licensed Programs and Unicenter TNG Products for the benefit of such Client has ceased and to the best knowledge of Licensee, no copy of any Licensed Program or related documentation has been retained by such Client.

In no circumstance may any Client use, benefit from or have access to the Licensed Programs and Unicenter TNG Products for the purpose of, or in connection with, the providing of mainframe computer data processing services on a commercial for profit

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	4

basis. It is understood and agreed that the nature of certain Clients’ business may involve the inclusion of data and information received from their respective customers, affiliated companies and suppliers and such inclusion shall not be considered as prohibited hereby.

6.	MIPS Capacity Calculation. MIPS Capacity shall be calculated by reference to CA’s published schedules of the MIPS capacity of processors. In the event that any particular processor is not accounted for on CA’s schedule, the manufacturer’s published specification of MIPS capacity shall control. With respect only to the IBM 9672E Series of processors, the MSU standard (expressed in millions of service units), shall be multiplied by a factor of *** to yield the corresponding MIPS Capacity.

7.	License Termination. All licenses and Order Forms, including, without limitation, that certain Strategic Alliance License between the parties dated December 31, 1998, respecting use of the Licensed Programs granted to Licensee by CA or any of its predecessors for use at any Licensee Site are hereby terminated, subject, however, to the obligations of Licensee- to maintain the confidentiality of the Licensed Programs and comply with the non-disclosure provisions of such terminated licenses. Any future use of or access to the Licensed Programs by Licensee at any Licensee Site shall be controlled exclusively by the terms hereof.

8.	***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

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(i) Structure Mainframe Capacity Based License CA-Confidential	6

9.	Future License Discount. During the Term of this Agreement, Licensee and its Affiliates may license additional CA products under CA’s then available licensing arrangements at a *** discount from CA’s then applicable prevailing license and maintenance fees. Such discount may not be combined with any other discount or credit then available to Licensee, other than that specified in section 10, Future Product Discount; no portion of such discount shall be reimbursable in cash; the discount combined with the Future Product Discount may not exceed ***% off of CA’s prevailing License Fees, and such discount shall expire upon the expiration of the Term or any subsequent renewal periods as provided in Paragraph 12 (if any). The resulting License and Maintenance fee will be allocated in accordance with the allocation methodology provided herein. The above special discounting provisions shall be in replacement of all other provisions relating to discounts, including those contained in the referenced License Agreement.

10.	Future Product Discount. At any time after the second anniversary of the effective date of this Order Form (the “Effective Date”) and prior to expiration of the initial term of the license granted hereby (the “Term”), Licensee may elect to reduce the portion of the Licensed Mainframe Capacity that is available and not in use (the “Reduced Mainframe Capacity”) up to a cumulative maximum of *** in Licensed Mainframe Capacity according to the following schedule

June 30, 2000 - June 29, 2001	0%
June 30, 2001 - June 29, 2002	0%
June 30, 2002 - June 29, 2003	20%
June 30, 2003 - June 29, 2004	40%
June 30, 2004 - June 29, 2005	60%
June 30, 2005 - June 29, 2006	80%
June 30, 2006 - June 29, 2007	100%

In such event, CA shall grant Licensee a discount equal to *** per unit of such Reduced Mainframe Capacity (the “Discount”). Subject to full payment of the license fees due hereunder (as well as any such committed maintenance fees), Licensee may apply the Discount toward satisfaction of up to 25% of the installments of CA’s prevailing license fees after the applicable Future License Discount specified in Section 10 has been applied, for programs newly licensed during the term under three-year or five-year payment options. Such discount may not be combined with any other discount or credit then available to Licensee, other than that specified in section 9, Future License Discount; the credit combined with the Future License Discount may not exceed *** off of CA’s prevailing license fees, no portion of the Discount shall be reimbursable in cash, and no portion of the Discount shall survive the expiration of the Term or any subsequent renewal periods as provided in paragraph 12 (if any). Nothing herein shall affect Licensee’s obligation to pay the license fees and maintenance fees as provided herein. Any available but unused Credit shall roll-over from year to year during the Term and shall be in addition to any incremental Credit available in the following years of the term.

11.	Additional Licensed Programs. In the event that the Licensee elects to include within the terms of this Agreement any additional CA software programs that are subsequently acquired or developed by CA and in General Availability Status, the applicable provisions, including pricing, to be included in the amendment hereto shall

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	7

be established on the basis of the same pricing methodologies and discounts provided herein. As an administrative accommodation, the parties agree that for a period of 60 days from the Effective Date, with respect to the CA software programs included as Licensed Programs hereunder, if there are any other CA software products that were under active license by Licensee as of June 29, 2000, and that comprise the same types of mainframe software that have been inadvertently omitted from Exhibit A due to administrative oversight or error, such other products will be promptly added to Exhibit A, as applicable, at the request of either party upon its discovery of its omission.

12.	Term and Renewal. This MIPS Based License shall have a Term as provided in paragraph 2, and the license granted hereunder shall terminate upon expiration of the Term (the “Expiration Date”). Use of the Licensed Programs after the Expiration Date shall be subject to Licensee’s payment of a license fee (and, subject to Licensee’s election to receive Maintenance services for the Licensed Programs during the renewal term, an MF) in such amount as the parties then agree in writing, provided that by written notice delivered to CA no later than thirty (30) days prior to the Expiration Date, Licensee may elect to renew this Mainframe Capacity Based License for one (1) additional year, subject to payment to CA of a one-time Renewal License Fee (and, if Licensee elects to receive Maintenance services during such year, an MF), in which event such fees shall not exceed the License Fee and the MF as provided herein for the then expiring year (if the annual amounts of License Fees during the Term are other than equal, the annual average amount shall be used for this purpose), increased by five percent (5%) adjusted to reflect the addition of any Licensed Program, any increase in Licensed Mainframe Capacity, or any other expansion of the license rights granted herein.

13.	Identifying New Clients. Each New Client shall be identified (by name, address, the date of the applicable Qualifying Agreement and the date of commencement of Client Services thereunder) by written notice from Licensee to CA at the earliest possible date (but in no event later than 60 days after the date on which Client Services are commenced for the benefit of such New Client) and shall be included in Licensee’s next following report pursuant to Section 16.

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14.	Unicenter TNG. The following additional provisions apply with respect to Unicenter TNG only:

(a)	Unicenter TNG may be used only on the operating system(s) identified on Exhibit B, and such use may not at any time exceed the aggregate of *** Power Units (the “Maximum Power Units”) except with the prior written consent of CA and on payment of the applicable fees. If Licensee notifies CA of its desire to increase the Maximum Power Units, CA shall consent to such increase and CA may invoice Licensee for the additional license fee and Maintenance fee, if Maintenance is elected, associated with such expanded use.

(b)	Upon prior notice to CA and Licensee’s payment of any applicable fees for incremental Power Units above the Maximum Power Units Licensee may use Unicenter TNG on a replacement CPU(s) of the same manufacturer and operating system.

(c)	Support and maintenance services include updates, new versions and new releases of Unicenter TNG.

(d)	Hardware Unit Capacity is determined in accordance with CA’s published schedules of the Hardware Unit Capacity of processors. Power Units are calculated by multiplying the Hardware Unit Capacity of each CPU on which a Unicenter TNG program is to be installed by the percentage multiplier applicable to each such Unicenter TNG program as specified in CA’s published schedule of Unicenter TNG Options.

15.	Annual Reports; Access.

(a)	Following each annual period beginning with the period ending June 30, 2001, Licensee shall provide a written report to CA, as of the end of each such annual periods, setting forth the following information:

(i)	the identification of each Client and each MVS CPU (specified by manufacturer, model and serial number) at each Licensee Site and, if applicable, each MVS CPU that is excluded from MIPS Capacity by reason of the conditions described in Section 1 ( c); for each identified Client at Licensee Sites;

(ii)	the actual Licensed Programs and Unicenter TNG Products used for Licensee’s internal use purposes and on behalf of each Client; and

(iii)	a factual description of Licensee’s implementation and use of Unicenter TNG, including its deployment on behalf of any Clients.

Such report shall be furnished by Licensee not later than 60 days following the end of the applicable annual period and shall be signed by an officer of Licensee, who is responsible for the management of the Licensed Programs, Unicenter TNG Products and Client Services hereunder, as to the accuracy and completeness of such report and compliance with the provisions of this Agreement. Such reports shall be treated as strictly confidential and may be used solely for the purposes of this Agreement.

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

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(b)	The parties agree that in order to verify the accuracy of such determinations and reports and the conduct of authorized activities hereunder, Licensee agrees to keep and maintain installation and usage records relating to CA software products and to furnish to (or make available for inspection and copying) CA or its Licensee representatives, at CA’s expense, all such records upon CA’s written reasonable advanced notification. Licensee also agrees to allow CA or its Licensee representatives, upon reasonable advance written notice and during normal business hours (or other time designated by Licensee to minimize business interruptions), access to such records and any site at which a Licensed Program is being used pursuant to this Agreement in order to inspect the same, using CA’s system engineers and software tools, such as CA-EXAMINE and CA-MICS. CA agrees to keep strictly confidential any proprietary information that is observed during its review of data center records, logs and reports, and during visits and such information shall be used solely for the purposes of this Agreement.

(c)	Within 30 days following (I) Structure’s or its parent’s public disclosure of such company’s annual report, Licensee shall deliver to CA a report setting forth the information described in clauses (iv) and (v) below, certified (as to the information described in clause (v) by Licensee’s Vice President of Finance, and certified as to the accuracy and completeness of all determinations under clauses (iv) by the Vice President of Infrastructure of Licensee. CA shall thereupon review such report and advise Licensee of any applicable fee due hereunder or any other actions which may be necessary or appropriate. Licensee shall promptly furnish to CA upon CA’s reasonable request following iStructure or its parents public disclosure of regularly prepared quarterly and annual financial reports in the form of any Form 10Q, 10K or other public report of Licensee.

(i)	the location of Licensee Sites to the extent that there have been any changes from Exhibit C;

(ii)	the identification of each Client and each CPU (specified by manufacturer, model and serial number) at each Licensee Site for which Client Services have been provided;

(iii)	the specific licenses granted under hereunder, and fees relating thereto;

(iv)	the actual number of Mainframe Capacity used with respect to each identified Client at Licensee Sites; and

(v)	the amount of Gross Revenues for such period.

(i) Structure Mainframe Capacity Based License CA-Confidential	10

16.	Total Client Care (TCC) Program. At no additional charge, Licensee will be, and will remain, enrolled in CA’s TCC Program during the initial Term hereof and any renewal period.

17.	Reference Client. In recognition of the special nature and provisions of this Agreement and the relationship created hereby, Licensee agrees that it will, at CA’s request from time to time, serve as a reference for other CA licensees and prospective licensees and for public and industry publications with respect to licensing arrangements of the nature of this Agreement, provided that CA shall give Licensee reasonable advance written notice prior to any such proposed contact. Licensee and CA shall treat this Agreement and its terms and conditions as strictly confidential, and neither CA nor Licensee shall issue any public statement concerning this Agreement without the prior approval of the other, but Licensee agrees to release in conjunction with CA a press release announcing this Agreement.

18.	Relationship Management. Promptly following the Effective Date hereof, Licensee and CA shall designate their respective employees to administer and carry out the provisions of this Agreement and to give full effect to the mutual intent of the parties. Such representatives shall confer and review all facts and developments relating to the subject matter hereof, and confer with each other to ensure that the provisions of this Agreement are satisfactorily implemented for the benefit of Clients.

19.	Title, Confidentiality And Restrictions. Title to the Licensed Program remains with CA, and the Licensed Program are a trade secret and the proprietary property of CA. Licensee and its own employees and the employees of its subsidiaries, parent company and its third party agents, contractors, auditors and representatives who have a reasonable need for such access in the performance of their duties for Licensee will keep the Licensed Program strictly confidential, and Licensee will not disclosure or otherwise distribute the same to anyone other than such authorized persons. Licensee will not remove or destroy any proprietary markings of CA. Licensee will not permit anyone except such authorized persons to have access to the Licensed Program . In no event will “Licensee decompile, disassemble or otherwise reverse engineer any Licensed Program . Licensee may make sufficient copies of the Licensed Programs and related documentation to reasonably enable Licensee to carry out the purposes hereof.

20.	Limited Warranty. CA warrants that it can grant the license described in this Agreement and CA will defend or, as its option, settle any action at law against Licensee based upon a claim that Licensee’s use of the Licensed Program in accordance with this Agreement infringes any patent, copyright or other intellectual property right of any third party, and CA agrees to indemnify, defend and hold harmless-Licensee from any damages, awards or costs resulting from such claim. CA also represents that the Licensed Program will operate according to the specifications published by CA for the Licensed Program. If it is determined that the Licensed Program does not operate according to such specifications, CA will use its best efforts, consistent with industry standards, to cure the defect.

Any warranties made by CA (other than that of non-infringement) will extend and be in effect only for the period that Licensee is entitled to use the Licensed Program

(i) Structure Mainframe Capacity Based License CA-Confidential	11

and for which Licensee shall have paid the Usage and Maintenance fee, if applicable. With respect to hardware equipment supplied by CA, CA will, upon request, assign to Licensee any warranties which maybe made by the original manufacturer of such hardware equipment.

In the event that Licensee makes any changes or modifications to the Licensed Program, License agrees that such changes and modifications shall be he property of CA, unless CA shall have given its prior written consent to the contrary. Furthermore, if any such changes or modifications made by Licensee to a Licensed Program negatively affect its performance or materially increases of the burden or expense of CA’s provision of maintenance and support services, the foregoing limited warranty of CA with respect to such Licensed Program shall no longer apply, or, as applicable, CA shall have the right to charge Licensee for additional support services at CA’s then prevailing service rate, but CA shall have no obligation to provide such services.

(a)	The Licensed Programs do and will continue to perform in accordance with their respective applicable specifications before, during and after January 1, 2000.

(b)	CA has taken reasonable steps in accordance with its standard procedures to test the Licensed Program for which a license is granted hereunder for Disabling Code, that to CA’s best knowledge the Licensed Programs and Unicenter TNG Products are free of Disabling Code as of the date of delivery by CA, and CA will continue to take such reasonable steps with respect to future enhancements or modifications thereto. For the above purposes, “Disabling Code” means computer instructions that alter or destroy the software program and includes instructions that may cause the software program to self-replicate without manual intervention. In connection herewith, Licensee shall also take reasonable steps in its other procurements and in the operation of its data processing environment to monitor for and detect the presence of Disabling Code form other sources. Licensee understand and agrees that certain of CA’s software programs contain passwords or similar devices which require renewal for continued operation, and that, provided CA notifies Licensee in advance of the existence of such passwords or devices, the use of such passwords or devices, is not restricted or prohibited by the terms of this provision. During the Term, CA will issue and continue to re-issue any password or other authorization code that may be required to permit the uninterrupted operation of such product.

(c)	During the Term, and except as otherwise provided herein, CA agrees to provide to Licensee the following maintenance services, if elected, for the Licensed Programs and Unicenter TNG Products:

(i)	CA shall use its best efforts to correct any defects, errors and/or other deficiencies identified as soon as practicable under the circumstances to cause the Licensed Programs and Unicenter TNG Products to operate in accordance with their applicable published specifications.

(ii)

CA shall provide to Licensee all revisions, updates, improvements, modifications, corrections, releases and enhancements (the “Updates”) to the Licensed Programs and Unicenter TNG Products, provided that such Updates are not generally licensed by CA to its other clients and

(i) Structure Mainframe Capacity Based License CA-Confidential	12

licensees as separate software products from a Licensed Program for which a separate license fee is payable in accordance with CA’s publicly announced licensing and pricing policies.

(iii)	CA shall make available to Licensee at the same time it makes available at no charge to its other commercial customers who are active on maintenance and to its other licensees engaged in the provision of substantial data processing services on a commercial for profit basis any and all modifications (in addition to all Updates that will be furnished without additional charge) to each Licensed Program that may be required to enable same to operate in conjunction with any new release of the operating system of the equipment on which such Licensed Program is installed.

(iv)	CA shall provide remote technical assistance and consultation to Licensee at any time during Licensee’s normal working hours. In this connection, CA will provide 24-hour telephone and Internet Web Site Support Facility access.

(v)	All maintenance and support services provided hereunder shall be performed in a professional manner by competent personnel.

(vi)	The procedures for the provision of such services are described in more particular in CA’s Product Support Handbook, a copy of which has been provided to Licensee and updates of which will be provided to Licensee as produced by CA from time to time, as well as through CA’s Internet Web Site Support Facility; and

(vii)	Licensee and CA may mutually agree and establish from time to time such further special provisions relating to centralized services and the internal distribution of maintenance releases in a more effective and efficient manner as methods of distribution are improved from time to time.

21.	Warranty and Liability Limitations. Except as set forth in this Agreement, no other warranties, whether express or implied, including, without limitation, the implied warranties of merchantability and fitness for a particular purpose, are made by CA and CA makes no warranties with respect to any hardware equipment which CA may supply together with the licensed program or for the implementation thereof. In no event will CA be liable to licensee or any other party for any consequential damages, including time, money or goodwill, which may arise from the use, operation or modification of the licensed program.

22.

Disaster Recovery. Licensee represents and CA acknowledges that Licensee and its Clients have bona fide disaster recovery plans with respect to the computer software programs used in its operations, and that Licensee and such Clients may make a reasonable number of copies of the Licensed Program for disaster recovery and archival purposes and use such copies on computers other than the authorized computers hereunder or at an installation site other than as authorized hereunder, owned or controlled by Licensee, such Client or an authorized third party disaster recovery services provider, such as Comdisco, provided that Licensee is responsible

(i) Structure Mainframe Capacity Based License CA-Confidential	13

for compliance with the confidentiality provisions hereof. The use of such copies shall be limited for the purpose of conducting limited testing of the disaster recovery plan’s procedures and effectiveness and during any period subsequent to the occurrence of an actual disaster during which the Licensee or the Client cannot operate the Licensed Program as originally authorized herein.

23.	Assignment. This Agreement is personal in all respects to Licensee and may not be assigned or otherwise transferred in any manner without CA’s prior consent, which shall not be unreasonably withheld or delayed; except Licensee may assign or otherwise transfer this Agreement to an Affiliate or as a part of a change of control by way of merger or acquisition by or of Licensee, upon written notice to CA and without CA’s prior written consent, provided that the assignee shall have assumed all future obligations hereunder, the cope of authorized as provided hereunder shall not be expanded or modified in any way unless otherwise agreed upon by the parties, and the terms and conditions of this Agreement shall continue in full force and effect following such assignment and assumption.

24.	Escrow of Source Code. CA has deposited a copy of the source code of the Licensed Program with Mendelsohn, Kary, Bell & Natoli, 1633 Broadway, New York, NY 10019. Such source code will be updated with each new release of the same which will also be deposited with the escrow agent. Such copies of the source code will be held in escrow and in the event of a final adjudication of CA as bankrupt, Licensee will, upon payment of the duplication cost and other handling charges of the escrow agent, be entitled to obtain a copy of such source code from the escrow agent. Licensee will, however, only use such copy of the source code internally to support the Licensed Program . The escrow agent’s only responsibility will be to use its good faith efforts to cause a copy of the source code, in the form as delivered by CA, to be delivered to Licensee at the appropriate time.

25.	Taxes And Duties. The amounts set forth in this Agreement are exclusive of any tariffs, duties or taxes imposed or levied by any government or governmental agency including, without limitation, federal, state and local sales, use, value added and personal property taxes, and Licensee agrees to pay any such tariffs, duties or taxes (other than franchise and income taxes for which CA is responsible) upon presentation of invoices by CA. Any claimed exemption from such tariffs, duties or taxes must be supported by proper documentary evidence delivered to CA.

26.	Breach And Termination. If either party breaches any material term of this Agreement or fails to pay when due any valid invoice rendered hereunder, or becomes insolvent or if bankruptcy or receivership proceeding are initiated by or against it and are not dismissed within 180 days, the other party shall have the right to terminate this Agreement, subject to the applicable cure period, and, in the event of such uncured breach by Licensee, in addition to all other rights of CA, all amounts which would have become due and payable under this Agreement will immediately become duet and payable to CA. Any invoice which is unpaid by Licensee when due shall be subject to an interest charge of 1 % per month or part thereof. In the event of any alleged breach hereof, a cure period of 30 days shall be granted to give an opportunity to remedy such breach.

(i) Structure Mainframe Capacity Based License CA-Confidential	14

27.	Amendment. Any amendment of this Agreement must be in writing signed by the parties. With respect to Licensee, only the execution of an amendment by its President or a Vice President will be deemed to be effective.

28.	Entire Agreement and Modifications. This Agreement represents the entire agreement between CA and Licensee with respect to the subject matter herein, and CA and Licensee agree that all other agreements, proposals, purchase orders, representations and other understandings relating thereto, whether oral or written, between the parties are superseded in their entirety by this Agreement. No alteration or modifications of the Agreement will be valid unless made in writing and signed by the parties. No attachment, supplement or exhibit to this Agreement shall be valid unless by an authorized signatory of each party.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		(I) STRUCTURE, LLC.

By:		By:	/s/ Michael Jones
	Authorized Signature		Authorized Signature

Michael Jones
	Name		Name

CEO
	Title		Title

June 30, 2000
	Date		Date

(i) Structure Mainframe Capacity Based License CA-Confidential	15

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
ACCUCHEK	***
ACF2	***
ACF2 DB2 OPTION	***
ACF2 VAX/NET (MF COMPONENT)	***
ACF2/VIEWPOINT	***
ADS/BATCH	***
ADS/ONLINE	***
APAS/INSIGHT FOR MVS	***
APCDDS	***
APCDOC	***
APCDOC/VIEWPOINT	***
ASM2	***
ASM2 PACK	***
ASTEX CACHE MANAGER	***
ASTEX DASD MANAGER	***
ASTEX STORAGE MANAGER	***
BALANCING	***
BALANCING CICS INTERFACE	***
BALANCING NATIVE TSO INTERFACE	***
BALANCING SPF/ISPF INTERFACE	***
BALANCING VTAM OPTION	***
BLOCKMASTER	***
BUNDL	***
BUNDL CICS VIEW OPTION	***
BUNDL VTAM VIEW OPTION	***
CA 7 NCF2	***
CA ORDER ENTRY A&D	***
CA-FILE MASTER	***
CA-FILESAVE/RCS	***
CA-QUICK-FETCH	***
CICSORT	***
CREWS FOR MVS	***
DADS PLUS	***
DASDCHECK	***
DATA BASE ANALYZER	***
DATA BASE ANALYZER (IMS FOR OS/390)	***
DATA BASE COPIER	***
DATA BASE COPIER	***
DATA BASE EXTRACTOR	***
DATA BASE ORGANIZER	***
DATA BASE ORGANIZER	***
DATA BASE SURGEON	***
DATA COMPRESSOR	***
DATA NAVIGATOR	***
DATACOM CICS SERVICES	***
DATACOM DATAQUERY GRAPHICS	***
DATACOM DATAQUERY MFL UPGRADE	***
DATACOM DATAQUERY WITH MFL	***

(i) Structure Mainframe Capacity Based License CA-Confidential	16

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
DATACOM PRESSPACK	***
DATACOM RESOURCE ANALYZER	***
DATACOM SERVER	***
DATACOM/DATADICTIONARY	***
DATACOM/DB	***
DATACOM/DB2 TRANSPARENCY	***
DATACOM/DL1 TRANSPARENCY	***
DATAMACS/II	***
DELIVER	***
DELIVER CICS OPTION	***
DELIVER IMS INTERFACE	***
DELIVER NATIVE TSO INTERFACE	***
DELIVER ROSCOE INTERFACE	***
DELIVER TSO/SPF/ISPF INTERFACE	***
DELIVER VTAM INTERFACE	***
DETECTOR	***
DISPATCH	***
DISPATCH/NOTEPAD	***
DISPATCH/VIEWPOINT	***
DYNAM	***
DYNAM/TLMS	***
DYNAM/TLMS COPYCAT	***
DYNAM/TLMS VIEWPOINT	***
EARL	***
EASYPROCLIB	***
EASYTRIEVE DATACOM: SQL OPTION	***
EASYTRIEVE DATACOM:SQL+NON SQL	***
EASYTRIEVE IDMS: SQL & NONSQL	***
EASYTRIEVE IDMS: SQL OPTION	***
EASYTRIEVE ORACLE OPTION	***
EASYTRIEVE PLUS	***
EASYTRIEVE PLUS DATACOM OPTION	***
EASYTRIEVE PLUS DB2 OPTION	***
EASYTRIEVE PLUS DBCS	***
EASYTRIEVE PLUS IDMS/R OPTION	***
EASYTRIEVE PLUS IMS OPTION	***
EASYTRIEVE PLUS RUNTIME OPTION	***
EASYTRIEVE PLUS SUPRA OPTION	***
EASYTRIEVE PLUS TOOL KIT	***
EASYTRIEVE PLUS TOTAL OPTION	***
EASYTRIEVE/OL RUNTIME SP CICS	***
EASYTRIEVE/OL RUNTIME XA CICS	***
EASYTRIEVE/OL RUNTIME XA TSO	***
EASYTRIEVE/ONLINE CICS MVS/SP	***
EASYTRIEVE/ONLINE CICS MVS/XA	***
EASYTRIEVE/ONLINE CICS SP DB2	***
EASYTRIEVE/ONLINE CICS/XA DB2	***
EASYTRIEVE/ONLINE MVS/XA TSO	***
EASYTRIEVE/ONLINE RUNTIME TSO	***

(i) Structure Mainframe Capacity Based License CA-Confidential	17

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
EASYTRIEVE/ONLINE TSO MVS/SP	***
EASYTRIEVE/ONLINE TSO SP DB2	***
EASYTRIEVE/ONLINE TSO/XA (DB2)	***
ELEVEN	***
ELEVEN/DISASTER RECOVERY PLNG	***
ELEVEN/NOTEPAD	***
ELEVEN/REPORTS+	***
ELEVEN/VIEWPOINT	***
ENDEVOR 2000 OPTION	***
ENDEVOR CBT	***
ENDEVOR EPS	***
ENDEVOR FOR DB2	***
ENDEVOR FOR DB2 REMOTE	***
ENDEVOR FOR MVS NATURAL INTERF	***
ENDEVOR FOR MVS NETMAN INTERF	***
ENDEVOR/DB MVS	***
ENDEVOR/LINK PC TO ENDEVOR MVS	***
ENDEVOR/MVS	***
ENDEVOR/MVS AUTOMTD CONFIG MGR	***
ENDEVOR/MVS CSP MANAGER	***
ENDEVOR/MVS EXTENDED PROCESSOR	***
ENDEVOR/MVS EXTERNAL SCRTY INT	***
ENDEVOR/MVS FOOTPRINT SYNCHRON	***
ENDEVOR/MVS INFOMAN INTERFACE	***
ENDEVOR/MVS LIBRARIAN INTERFAC	***
ENDEVOR/MVS PANVALET INTERFACE	***
ENDEVOR/MVS PARALLEL DEV. MGR	***
ENDEVOR/MVS PDM (STAND ALONE)	***
ENDEVOR/MVS QUICK-EDIT	***
ENDEVOR/MVS ROSCOE INTERFACE	***
ENTERPRISE STORAGE MGR HOST	***
EXAMINE	***
EXAMINE EXTERNAL TRAVEL	***
EXAMINE INTERNAL TRAVEL	***
EXTEND DASD FOR MVS	***
EZTEST/CICS	***
FAST CHECK	***
FAST INDEX	***
FAST LOAD	***
FAST RECOVER	***
FAST UNLOAD	***
FAVER FOR MVS	***
FILE MASTER	***
FILESAVE RCS	***
HYPER-BUF FOR MVS	***
I/S INVENTORY AND ASSETS MGMT	***
IDEAL	***
IDEAL DB2 OPTION	***
IDEAL VSAM OPTION	***

(i) Structure Mainframe Capacity Based License CA-Confidential	18

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
IDMS APPC	***
IDMS CMS OPTION	***
IDMS DC	***
IDMS DICTIONARY LOADER	***
IDMS DISTRIBUTED DATABASE SYSTEMS	***
IDMS DL1 TRANSPARENCY	***
IDMS SERVER	***
IDMS SQL EXTENDED ARCHITECTURE	***
INDEX EXPERT	***
INFOTRANSPORT	***
INSIGHT FOR DB2	***
INTERTEST BATCH W/IMS	***
INTERTEST FOR CICS	***
INTERTEST PL1 OPTION	***
INTERTEST SYMDUMP OPTION	***
INTERTEST W/O XA-ESA	***
INTERTEST W/XA-ESA	***
INTERTEST/BATCH	***
JARS	***
JARS IDMS	***
JARS IMS	***
JARS REPORTS+	***
JARS WITH DSA	***
JARS/CICS	***
JARS/DSA OPTION	***
JARS/FAMILY	***
JARS/FAMILY WITH DSA	***
JARS/SMF	***
JARS/VAX	***
JCLCHECK	***
JOBLOG MANAGEMENT & RETRIEVAL	***
JOBTRAC	***
LIBRARIAN (BASE)	***
LIBRARIAN JCLCHECK OPTION	***
LIBRARIAN TSO/SPF OPTION	***
LOG ANALYZER FOR DB2 FOR OS/390	***
LOGCOMPRESS	***
MASTERCAT FOR MVS	***
MERGE/MODIFY	***
MICS ACCOUNTING AND CHARGEBACK	***
MICS ANALYZER FOR UNIX	***
MICS APPLICATION EXT - TANDEM	***
MICS APPLICATION EXT FOR ASTEX	***
MICS BASE FOR CAPACITY	***
MICS BASE FOR NETWORK	***
MICS BASE SET	***
MICS CAPACITY PLANNER	***
MICS CICS ANALYZER	***
MICS DASD SPACE ANALYZER W/DSC	***

(i) Structure Mainframe Capacity Based License CA-Confidential	19

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
MICS DASD SPACE COLLECTOR	***
MICS DB2 ANALYZER	***
MICS EASYREACH	***
MICS EASYREACH DATA MANAGER	***
MICS IDMS ANALYZER	***
MICS IMS ANALZR W/IMS LOG DATA	***
MICS IMS LOG DATA EXTRACTOR	***
MICS MINI BASE PACK MVS	***
MICS MQSERIES ANALYZER	***
MICS MVS MODEL GENERATOR	***
MICS MVS PERFORMANCE MANAGER	***
MICS NETWORK SERVICE REPORTER	***
MICS SNA NETWORK ANALYZER	***
MICS STORAGEMATE	***
MICS SUPER ACCOUNTING PK/IMS	***
MICS SUPER ACCOUNTING PKGE/DB2	***
MICS SYSTEM RELIABILITY ANALYZ	***
MICS TSO ANALYZER	***
MICS VAX/VMS ANALYZER	***
MICS VM AND CMS ANALYZER	***
MICS VM DATA TRANSFER PROGRAM	***
MICS VSE/POWER ANALYZER	***
MULTI-IMAGE ALLOCATION	***
MULTI-IMAGE CONSOLE	***
MULTI-IMAGE CONSOLE W/CA-L-SER	***
MULTI-IMAGE INTEGRITY W/EDIF	***
MULTI-IMAGE MANAGER	***
NETCOMPRESS/MVS	***
NETMAN/FINANCIAL	***
NETMAN/OLCF	***
NETMAN/PROBLEM	***
NETSPY/MVS	***
ONE	***
ONE/COPYCAT	***
ONE/PAK	***
ONE/VIEWPOINT	***
ONLINEREORG	***
OPERA	***
OPS/MVS II CICS INTERFACE	***
OPS/MVS II ESI INTERFACE	***
OPS/MVS II IMS INTERFACE	***
OPS/MVS II JES2	***
OPS/MVS II JES3	***
OPS/MVS II MULTI-SYSTEM FAC	***
OPTIMIZER	***
OPTIMIZER II	***
OPTIMIZER II RUNTIME LIB	***
OPTMIZER RUNTIME LIB	***
OUTBOUND COMPRESSION	***

(i) Structure Mainframe Capacity Based License CA-Confidential	20

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
PAN/APT	***
PAN/LCM CONFIGURATION MANAGER	***
PANAUDIT PLUS	***
PANEXEC	***
PANVALET	***
PANVALET CMS OPTION	***
PANVALET ISPF	***
PANVALET TSO	***
PDSMAN (5) ALL 5 COMPONENTS	***
PDSMAN (A) LLA EXT & PERFORM	***
PDSMAN (B) AUDITING & COMPARIS	***
PDSMAN (C) SPACE MGT & FSTCOPY	***
PDSMAN (D) LIBRARY MANAGEMENT	***
PDSMAN (E) EXTENDED PRODUCTVTY	***
PLAN ANALYZER	***
PROBLEM WARNING & ANALYSIS SYS	***
PROGRAM MANAGEMENT OPTIMIZER	***
QUICK COPY	***
QUICK-FETCH	***
QUICK-FETCH/CICS OPTION	***
QUICK-FETCH/CICS STAND ALONE	***
RAMIS	***
RANDOMIZER ANALYSIS PROGRAM	***
RAPID REORG	***
RAPS	***
RC/COMPARE	***
RC/COMPARE	***
RC/MERGER	***
RC/MIGRATOR	***
RC/MIGRATOR	***
RC/QUERY	***
RC/QUERY	***
RC/SECURE	***
RC/UPDATE	***
RC/UPDATE	***
RECOVERY ANALYZER	***
REMOTE CONSOLE	***
ROSCOE	***
RSVP	***
SAMS/ALLOCATE	***
SAMS/COMPRESS	***
SAMS/DISK	***
SAMS/VANTAGE	***
SAMS/VANTAGE AUTOMATION	***
SAMS: ADABAS PLUS	***
SAMS: DISK REPORTING	***
SAMS: HSM PLUS	***
SAMS: OS/390 INTERFACE	***
SAMS: QUOTA COMPONENT	***

(i) Structure Mainframe Capacity Based License CA-Confidential	21

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
SAMS:SMS PLUS	***
SAMS:VISTA	***
SCHEDULER	***
SCHEDULER/NOTEPAD	***
SCHEDULER/REPORT BALANCING	***
SCHEDULER/REPORTS+	***
SCHEDULER/VIEWPOINT	***
SECONDARY INDEX BUILDER	***
SECONDARY INDEX BUILDER	***
SECONDARY INDEX FACILITY	***
SEVEN	***
SEVEN/NOTEPAD	***
SEVEN/REPORT BALANCING	***
SEVEN/REPORTS+	***
SEVEN/VIEWPOINT	***
SOLVE: OPERATIONS FOR CICS	***
SOLVE: ACCESS	***
SOLVE: LINK FOR DB2	***
SOLVE: NETMASTER FOR SNA	***
SOLVE: NETMASTER FOR TCP/IP PERFORMANCE OPTION	***
SOLVE: OPERATIONS FOR MVS MANAGER	***
SOLVE: OPERATIONS FOR FTS	***
SOLVE: OPERATIONS FOR MVS	***
SOLVE: OPERATIONS FOR MVS MANAGER	***
SOLVE: OPERATIONS FOR SNA	***
SOLVE: OPERATIONS FOR SNA MANAGER	***
SOLVE: TCPACCESS	***
SOLVE: ACCESS FOR MVS	***
SOLVE: ASSET	***
SOLVE: CHANGE	***
SOLVE: CHANGE	***
SOLVE: CONFIGURATION	***
SOLVE: CONTROL	***
SOLVE: CPT	***
SOLVE: EPS	***
SOLVE: LINK FOR DB2	***
SOLVE: NETMASTER ACCESS CONTROL OPTION	***
SOLVE: NETMASTER API	***
SOLVE: NETMASTER FOR MVS	***
SOLVE: NETMASTER FOR TCP/IP DIAGNOSTICS OPTION	***
SOLVE: NETMASTER FTP	***
SOLVE: OPERATIONS FOR FILE TRANSFER-CONNECT:DIRECT	***
SOLVE: OPERATIONS FOR FILE TRANSFER-FTP	***
SOLVE: OPERATIONS FOR FILE TRANSFER-FTS	***
SOLVE: OPERATIONS FOR MVS	***
SOLVE: OPERATIONS FOR SNA FOR MVS	***
SOLVE: OPERATIONS FOR SNA MANAGER	***
SOLVE: PROBLEM	***
SOLVE: PROBLEM	***

(i) Structure Mainframe Capacity Based License CA-Confidential	22

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
SOLVE:PROBLEM HELPDESK	***
SOLVE:TCP ACCESS	***
SORT	***
SORT WITH SRAM	***
SPOOL	***
SPOOL AFP TO PCL TRANSFORMER	***
SPOOL AFP TO POSTSCRIPT TRANSF	***
SPOOL HP LASER INTERFACE	***
SPOOL MAS INTERFACE	***
SPOOL NATURAL INTERFACE	***
SPOOL NJE INTERFACE	***
SPOOL PACKAGE	***
SPOOL PC-FILE TRANSFER	***
SPOOL PSF INTERFACE	***
SPOOL VM/CMS INTERFACE	***
SPOOL VPI INTERFACE	***
SRAM	***
STX 3270 PASSTHRU PRINT OPTION	***
STX BASIC	***
STX FILE TRANSFER OPTION	***
STX PASS THROUGH PRINT OPTION	***
STX TERMINAL EMULATOR OPTION	***
STX-APPLTN PROG-TO-PROG INTERF	***
STX-AUTOMATED COMMAND INTF OPT	***
STX-TELEVIDEO 925 TERM EMULATR	***
STX-VIEWDATA/MINITEL/PRESTEL T	***
STX-VT100/VT220/VT52 TERM EMUL	***
SUBSYSTEM ANALYZER	***
SYMDUMP/CICS	***
SYMDUMP/SYSTEM	***
SYSLOG MANAGEMENT & RETRIEVAL	***
SYSVIEW/E	***
SYSVIEW/E CICS OPTION	***
SYSVIEW/E DATACOM OPTION	***
SYSVIEW/E MQ OPTION	***
TELEVIEW DISTRIBUTED OPTION	***
TELEVIEW ENTRY (400 SESSIONS)	***
TELEVIEW UNLIMITED	***
TELON BASE	***
TOP SECRET	***
TOP SECRET DB2 OPTION	***
TOP SECRET GRO	***
TOP SECRET VAX/NET (MF COMPNT)	***
TOP SECRET/VIEWPOINT	***
TPX ACL/E(AUT CONV LANG EX)OPT	***
TPX ADV DATA COMPRESSION OPT	***
TPX APPL INTEGRATION PKG	***
TPX EXTENDED PKG	***
TPX FOR VMAN CONVERSION PKG	***

(i) Structure Mainframe Capacity Based License CA-Confidential	23

EXHIBIT A

MVS PRODUCT NAME	MULTIPLIER
TPX MAILBOX OPTION	***
TPX MAINFRAME WINDOWS OPTION	***
TPX NETWORK ACCESS MGMT PKG	***
TPX OUTBOUND COMPRESSION	***
TPX PASS-THRU PRINTER SUP OPT	***
TPX TOTAL SESSION MGMT PKG	***
TPX VIEW OPTION	***
TPX-MULTIPLE SESSION MGR BASIC	***
TSO/MON W/ONLINE FACILITY	***
TSOPLUS	***
UCANDU	***
UFO	***
VERIFY	***
VERIFY/EEO	***
VIEW	***
VIEW CICS INTERFACE	***
VIEW ERO OPTION	***
VIEW EXP TAPE/ROB	***
VIEW IMS INTERFACE	***
VIEW NATIVE TSO INTERFACE	***
VIEW OPTICAL DISK OPTION	***
VIEW ROSCOE INTERFACE	***
VIEW TSO/SPF/ISPF INTERFACE	***
VIEW VTAM INTERFACE	***
VISION: BRIDGE BASIC	***
VISION: BUILDER BASIC	***
VISION: BUILDER INTERFACE FOR DB2	***
VISION: EXCEL	***
VISION: RESULTS	***
VISION: RESULTS INTERFACE FOR DB2	***
VISION: SIXTY	***
VISION:REPORT	***
VISION:REPORT INTERFACE FOR IDMS	***
VISION:REPORT INTERFACE FOR IMS	***
VISION:REPORT INTERFACE TO DB2	***
VISION:RESULTS INTERFACE FOR IDMS/DB	***
VISION:RESULTS INTERFACE FOR IMS/DB	***
VSAMAID FOR MVS	***
XCOM FOR MVS	***

(i) Structure Mainframe Capacity Based License CA-Confidential	24

EXHIBIT A

VSE PRODUCTS	MULTIPLIER
ACCUCHECK	***
ACF2	***
ACF2 VSE ESA OPTION	***
ADS/BATCH	***
ADS/ONLINE	***
ALERT FOR CICS	***
ALERT FOR VSE	***
APAS SOLUTION FOR VSE	***
APAS/INSIGNT FOR VSE	***
CICSSORT	***
CORP TIE UNATTENDED	***
CORP TIE VSE	***
DATACOM RESOURCE ANALYZER	***
DATACOM SERVER	***
DATACOM CICS SERVICES	***
DATACOM DATA DICTIONARY	***
DATACOM DATA QUERY GRAPHICS	***
DATACOM DATA QUERY MFL UPGR	***
DATACOM DATA QUERY W/ MFL	***
DATACOM DB	***
DATACOM DB VSE-ESA OPTION	***
DATACOM DLI TRANSPARENCY	***
DATACOM EXT SQL	***
DATACOM FAST RESTORE	***
DATACOM GUEST MACH-SHARE	***
DATACOM STAR	***
DATACOM TOTAL TRANSPARENCY	***
DATACOM VSAM TRANSPARENCY	***
DATAMACS II	***
DATAMACS II DATACOM INTF OPT	***
DATAMACS II IDMS OPTION	***
DATESOLVER/2000	***
DRIVER	***
DYNAM/D	***
DYNAM/D VSE-ESA OPT	***
DYNAM/FASTVTOC	***
DYNAM/FI	***
DYNAM/FI VSE-ESA OPT	***
DYNAM/T	***
DYNAM/T VSE-ESA	***
EARL	***
EASYTRIEVE DATACOM; SQL OPT	***
EASYTRIEVE DATACOM; SQL + NON	***
EASYTRIEVE IDMS; SQL + NON	***
EASYTRIEVE IDMS; SQL OPT	***
EASYTRIEVE PLUS	***
EASYTRIEVE PLUS DATACOM	***
EASYTRIEVE PLUS DBCS	***
EASYTRIEVE PLUS DLI	***

(i) Structure Mainframe Capacity Based License CA-Confidential	25

EXHIBIT A

VSE PRODUCTS	MULTIPLIER
EASYTRIEVE PLUS IDMS	***
EASYTRIEVE PLUS RUNTIME OPT	***
EASYTRIEVE PLUS SQL/DS OPT	***
EASYTRIEVE PLUS SUPRA OPT	***
EASYTRIEVE PLUS TOOL KIT	***
EASYTRIEVE PLUS TOTAL OPT	***
EASYTRIEVE/IQ CICS	***
EASYTRIEVE/IQ CICS SQL OPT	***
EASYTRIEVE/OL RUNTIME VSE	***
EASYTRIEVE/ONLINE CICS DB2	***
EASYTRIEVE/ONLINE CICS VSE	***
EMAIL +	***
EPIC/VSE DISK	***
EPIC/VSE SYSTEM	***
EPIC/VSE TAPE	***
ETC	***
EXPLORE FOR CICS	***
EXPLORE FOR VSE	***
EXPLORE FOR VTAM/NSE	***
EXPRESS BUNDLE	***
EXPRESS DELIVERY	***
EXPRESS PRINT	***
EXTEND DASD FOR VSE	***
EZTEST/CICS	***
FAQS/ASO FOR VSE	***
FAQS/PCS	***
FAVER II FOR VSE	***
FLEE FOR VSE	***
HYPER-BUF FOR VSE	***
IDEAL	***
IDEAL VSAM OPT	***
IDMS APPC	***
IDMS CMS OPT	***
IDMS DC	***
IDMS DICTIONARY LOADER	***
IDMS DISTRIBUTED DB	***
IDMS DLI TRANSPARENCY	***
IDMS ICMS	***
IDMS ONLINE	***
IDMS PERFOMANCE MON	***
IDMS PRESSPACK	***
IDMS SERVER	***
IDMS SQL EXTENDED ARCH	***
IDMS TOTAL TRANSPARENCY	***
IDMS UCF	***
IDMS VSAM TRANSPARENCY	***
IDMS/ADS ALIVE	***
IDMS/ADS TRACE	***
IDMS/CORE (DB+IDD+CV)	***
IDMS/CORE ESA OPT	***
IDMS/CULPRIT	***

(i) Structure Mainframe Capacity Based License CA-Confidential	26

EXHIBIT A

VSE PRODUCTS	MULTIPLIER
IDMS/DATABASE EXTRACTOR	***
IDMS/DB ANALYZER	***
IDMS/DB AUDIT	***
IDMS/DB REORG	***
IDMS/DC SORT	***
IDMS/DICTIONARY MIGRATOR	***
IDMS DICTIONARY MODULE	***
IDMS DICTIONARY QUERY	***
IDMS/DML ONLINE	***
IDMS/JOURNAL ANALYZER	***
IDMS/LOG ANALYZER	***
IDMS/MASTERKEY	***
IDMS/ONLINE LOG DISPLAY	***
IDMS/SCHEMA MAPPER	***
IDMS/TASK ANALYZER	***
IMPACT/200	***
INFOPOINT WORKBENCH	***
INTERTEST	***
INTERTEST PLI OPT	***
INTERTEST W/ PLI	***
JARS	***
JARS IDMS	***
JARS VSE-ESA OPT	***
JARS/CICS	***
LIBRARIAN (BASE + LIB/AM)	***
LIBRARIAN (BASE) ESA	***
LIBRARIAN VSE-ESA OPT	***
LIBRARIAN/ACCESS METHOD	***
LINK	***
MASTERCAT FOR VSE	***
METACOBOL +	***
MIGRATE/COBOL	***
OPERA	***
OPERA VSE ESA OPTION	***
OPTIMIZER	***
OPTIMIZER RUNTIME LIB	***
OPTIMIZER/II	***
OPTIMIZER/II RUNTIME	***
PAN/LCM CONFIG MGR	***
PAN/LCM HOST INTEGRATION	***
PANAUDIT PLUS	***
PANAUDIT PLUS CPS CICS	***
PANAUDIT PLUS CTIE UNATT	***
PANAUDIT PLUS EXTP	***
PANAUDIT PLUS EZ/KEY CICS	***
PANAUDIT PLUS EZTP DATA	***
PANAUDIT PLUS EZTP DLI	***
PANAUDIT PLUS EZTP IDMS	***
PANAUDIT PLUS EZTP SQL	***
PANAUDIT PLUS EZTP SUPRA	***
PANAUDIT PLUS EZTP TOTAL	***

(i) Structure Mainframe Capacity Based License CA-Confidential	27

EXHIBIT A

VSE PRODUCTS	MULTIPLIER
PANVALET	***
PANVALET CMS OPTION	***

PANVALET ICCF	***
PLEU FOR VSE	***
PROJECT 2000 UNIPACKS	***
QUIKSERV FOR VSAM	***
RAMIS	***
RAMIS REPORTER	***
RAPS	***
RAPS VSE-ESA	***
REALIA II WORKBENCH	***
SCHEDULER	***
SCHEDULER VSE-ESA	***
SORT	***
SORT W/ SRAM	***
SPACEMAN FOR VSE	***
SRAM	***
TOP SECRET	***
TOP SECRET VSE-ESA	***
TRANSIT	***
UFO	***
VERIFY	***
VISUAL EXPRESS/EASYTRIEV	***
VISUAL EXPRESS/HOST SERV	***
VOLLIE	***
VOLLIE VSE-ESA	***
VSAMAID FOR VSE	***
XCOM FOR VSE	***

(i) Structure Mainframe Capacity Based License CA-Confidential	28

EXHIBIT A

VM PRODUCTS	MULTIPLIER
ACF2	***
ADS/ONLINE	***
ADVANCED DATA COMPRESSION	***
AUTOMATED CONVERSION LANGUAGE	***
DIRECTOR	***
DISSPLA PORTFOLIO	***
DISSPLA SYSTEM	***
DYNAM/B	***
DYNAM/T	***
EARL	***
EASYTRIEVE/IQ CMS	***
EASYTRIEVE/IQ SQL OPT	***
EASYTRIEVE/OL RUNTIME VM	***
EASYTRIEVE/ONLINE CMS DB2	***
EASYTRIEVE/ONLINE CMS VM	***
EPIC/CMS ARCHIVE	***
EPIC/CMS BACKUP	***
EPIC/CMS SYSTEM	***
EPIC/CMS TAPE	***
EXPLORE FOR VM	***
FAQS/ASO FOR VM	***
IDMS APPC	***
IDMS DC	***
IDMS DICTIONARY LOADER	***
IDMS DISTRIBUTED DB	***
IDMS DLI TRANSPARENCY	***
IDMS ICMS	***
IDMS ONLINE	***
IDMS PERFOMANCE MON	***
IDMS PRESSPACK	***
IDMS SERVER	***
IDMS SQL EXTENDED ARCH	***
IDMS TOTAL TRANSPARENCY	***
IDMS UCF	***
IDMS/ADS ALIVE	***
IDMS/ADS TRACE	***
IDMS/CORE (DB+IDD+CV)	***
IDMS/CULPRIT	***
IDMS/DATABASE EXTRACTOR	***
IDMS/DB ANALYZER	***
IDMS/DB AUDIT	***
IDMS/DB REORG	***
IDMS/DC SORT	***
IDMS/DICTIONARY MIGRATOR	***
IDMS DICTIONARY MODULE	***
IDMS DICTIONARY QUERY	***
IDMS/DML ONLINE	***
IDMS/JOURNAL ANALYZER	***
IDMS/LOG ANALYZER	***

(i) Structure Mainframe Capacity Based License CA-Confidential	29

EXHIBIT A

VM PRODUCTS	MULTIPLIER
IDMS/MASTERKEY	***
IDMS/ONLINE LOG DISPLAY	***
IDMS/SCHEMA MAPPER	***
IDMS/TASK ANALYZER	***
JARS	***
JOBWATCH	***
LIBRARIAN	***
LINK	***
MAILBOX OPTION/VM	***
METACOBOL +	***
MULTI-IMAGE ALLOCATE	***
MULTI-IMAGE CONSOLE	***
MULTI-IMAGE MANAGER	***
NETMAN	***
NETMAN/OLCF	***
NETSPY/VM	***
OPERA	***
OPTIMIZER	***
OPTIMIZER RUNTIME LIB	***
PASS-THRU PRINTER SUPP	***
RAMIS	***
RAMIS REPORTER	***
SCHEDULER	***
SORT SYSTEM	***
SPOOLMAN	***
TAPE/MANAGER	***
TELLAGRAF CUECHART	***
TELLAGRAF DATA CONNECT	***
TELLAGRAF IVISS MGR	***
TELLAGRAF PORTFOLIO	***
TELLAGRAF SYSTEM	***
TOP SECRET	***
TPX-APPL INTEGRATION	***
TPX-EXTENDED VM	***
TPX-MULTI SESSION	***
VIEW OPTION FOR TPX-VM	***
VMLIB FOR MVS USERS	***
VMLIB FOR VSE USERS	***
VTERM	***
WINDOWS OPTION TO TPX-VM	***
XCOM FOR VM	***
SQLMAP	***
VM:ACCOUNT	***
VM:ADMINISTRATOR	***
VM:ARCHIVER	***
VM:BACKUP	***
VM:BATCH	***
VM:CADBACK	***
VM:CONTROLLER	***

(i) Structure Mainframe Capacity Based License CA-Confidential	30

EXHIBIT A

VM PRODUCTS	MULTIPLIER
VM:DEVELOPER	***
VM:DIRECTOR	***
VM:EDITOR	***
VM:MANAGER	***
VM:MIGRATE	***
VM:MONITOR	***
VM:NOTEKEEPER	***
VM:OPERATOR	***
VM:REORGANIZER	***
VM:REPORTER	***
VM:RESTORE	***
VM:REXX	***
VM:SCHEDULE	***
VM:SECURE	***
VM:SORT	***
VM:SPOOL	***
VM:SUPERVISOR	***
VM:TAPE	***
VM:WEBGATEWAY	***
VM:VANTAGE	***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	31

EXHIBIT B

UNICENTER TNG PROGRAMS

PRODUCT	WIN/ 9X	WIN/ NT	NET WARE	AIX	SOLARIS	HP-UX	OS/390
UNICENTER TNG 2.2
TNG ENTERPRISE MANAGEMENT SERVERS		X	X	X	X	X
TNG AGENT MANAGERS		X		X	X	X
TNG SYSTEM AGENT	X	X	X	X	X	X
TNG AGENT FACTORY		X		X	X	X
TNG COMMON SERVICES		X		X	X	X
TNG SQL AGENT FOR 6.5, 7.0		X
TNG PERFORMANCE AGENT		X	X	X	X	X
TNG ORACLE AGENT		X		X	X	X
TNG EVENT AGENT 3.51, 4.0		X		X	X	X
TNG MVS AGENTS
TNG OS/390 AGENT							X
TNG DB2 AGENT							X
TNG CICS AGENT							X
TNG MQSERIES AGENT							X
TNG MQSERIES AGENT							X
TNG PERFORMANCE NEUGENTS		X			X
TNG SINGLE SIGN ON OPTION SERVER		X		X	X	X
TNG SINGLE SIGN ON OPTION		X		X	X	X
TNG SINGLE SIGN ON AGENT	X	X
TNG SOFTWARE DELIVERY OPTION MANAGER		X		X	X	X
TNG SOFTWARE DELIVERY OPTION AGENTS	X	X	X	X	X	X
TNG ADVANCED HELPDESK MANAGER		X		X	X	X
TNG ADVANCED HELPDESK CLIENTS	X	X
TNG WEB MANAGEMENT OPTION (WMO)		X		X	X	X
TNG WMO WEB RESPONSE MONITOR		X
TNG WMO WEB TRAFFIC ANALYZER		X
TNG WMO WEB SVR AGT/NETSCAPE FASTRACK		X		X	X	X
TNG WMO WEB SV AGT/NETSCAPE ENTERPRISE		X		X	X	X
TNG WMO WEB SVR AGT/APACHE WEB SERVER		X		X	X	X
TNG WMO WEB SVR AGT MICROSOFT IIS		X
TNG WMO WEB SVR AGT/SUN WEB SERVER					X
TNG ASSET MANAGEMENT OPTION		X
TNG ASSET MANAGEMENT AGENTS	X	X	X	X	X	X	X
TNG REMOTE CONTROL OPTION	X	X
LAN REMOTE CONTROL FACILITY	X	X

(i) Structure Mainframe Capacity Based License CA-Confidential	32

PRODUCT	WIN/ 9X	WIN/ NT	NET WARE	AlX	SOLARIS	HP-UX	OS/390
TNG MS EXCHANGE OPTION		X
TNG DATA TRANSPORT OPTION MANAGER		X
TNG DATA TRANSPORT OPTION AGENTS	X	X	X	X	X	X	X
TNG ADVANCED STORAGE OPTION (ASO)		X		X	X	X
SERVER
TNG ASO TAPE LIBRARY ADD-ON		X		X	X	X
TNG ASO OPTICAL LIBRARY ADD-ON		X
TNG ASO IMAGE ADD-ON		X
TNG ASO DISASTER RECOVERY ADD-ON		X
TNG ASO DATA MIGRATION ADD-ON		X
TNG ASO NETWORKED LIBRARY ADD-ON		X			X
TNG ASO ENTERPRISE LIBRARY ADD-ON		X
TNG ASO MAINFRAME BACKUP ADD-ON		X					X
TNG ASO REPLICATION ADD-ON		X
TNG ASO CLIENT AGENTS	X	X	X	X	X	X	X
TNG ASO OPEN FILES		X	X	X	X	X
TNG ADVANCED ANTIVIRUS OPTION	X	X	X
TNG AUTOMATION POINT OPTION		X
TNG UNIX SMTP OPTION				X	X
TNG ADVANCED DOCSERVER OPTION		X
TNG DIRECTORY MANAGEMENT OPTION		X
MANAGER
TNG DIRECTORY MANAGEMENT OPTION		X	X	X	X	X	X
AGENTS
TNG MVS EVENT MANAGER OPTION		X
TNG MQ SERIES OPTION MANAGER		X
TNG MQ SERIES OPTION AGENT		X		X	X	X
TNG SUPERPING PATH DOCTOR		X
TNG FRAME RELAY OPTION		X
TNG FRAME RELAY SERVICE OPTION		X
TNG SWITCH MANAGEMENT OPTION		X
TNG SNA MANAGER OPTION		X
TNG DECNET MANAGER OPTION		X
TNG ATM MANAGEMENT OPTION		X
TNG RESPONSE MANAGER OPTION		X
TNG RESPONSE MANAGER PROBE		X

(i) Structure Mainframe Capacity Based License CA-Confidential	33

EXHIBIT C

LICENSEE SITES

11707 Miracle Hills Drive

Omaha, Nebraska 68154

Arizona State University Research Park (ASU)

Tempe, Arizona

United States and Canada:

***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	34

***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	35

Europe:

***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	36

***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	37

ASIA:

***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	40

EXHIBIT D

FACILITIES MANAGEMENT

SUPPLEMENTAL AGREEMENT

AMONG

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

AND

(I)STRUCTURE, INC. (“LICENSEE”)

AND

____________________________(“CLIENT”)

This Acknowledgment is delivered pursuant to the provisions of the License Agreement between CA and Licensee and sets forth Licensee’s and Client’s representations and agreements, as follows:

1.	Client and Licensee are parties to a currently effective bona fide Agreement for the provision by Licensee for the benefit of Client of data processing services utilizing certain computer software products of CA and governed by the License Agreement, which software products are identified in Schedule A.

2.	The location of the data processing facility and applicable dates of the data processing services agreement are as set forth in Schedule A.

3.	Unless otherwise specified on Schedule A hereto, Client represents that no Licensed Program (as identified in Schedule A) or other CA software product other than as identified in Schedule A has been or will be used to process any data of Client at the Data Processing Facility set forth in Schedule A. No such use will be made unless, subject to CA’s acceptance, Licensee or Client obtains license(s) from CA expressly permitting such other use.

4.	Client agrees to comply with all provisions of each license issued to Client relating to confidentiality, non-disclosure and use restrictions, and to cause the operation of the Licensed Programs and software products under each such license to Client only at the data processing facility identified in Schedule A and solely on a dedicated basis to process the data of Client and of no other person or entity. If the applicable license authorizes Client to have access to the source code for any Licensed Program or other CA software product, this Acknowledgment shall not permit Licensee to also have access to such source code without CA’s prior written consent.

5.

Client acknowledges that the Licensed Programs and other CA software products are trade secrets and proprietary property of CA and title remains with CA. If Client should have access to any Licensed Program or other CA software product, Client and its employees will keep the Licensed Programs strictly confidential, and Licensee will not disclose or otherwise distribute any Licensed Program or other CA software product to anyone other than its authorized employees or agents who have agreed to maintain the confidentiality thereof. Client will not remove or destroy any proprietary markings of CA contained on or within any Licensed Program or other CA software product or permit any other person or entity to have access to any Licensed Program or other CA software product. Except for archive or disaster recovery purposes, Client will not make or permit any other person or entity to make copies of or reproduce any part of any Licensed Program or other CA software product in any form. In no

(i) Structure Mainframe Capacity Based License CA-Confidential	41

event will Client decompile, disassemble or otherwise reverse engineer any Licensed Program or other CA software product.

6.	In connection with the commencement of data processing services by Licensee on behalf of Client, Client hereby suspends its licenses for the CA software products set forth in Part VI of Schedule A.

7.	All of the terms and conditions of Client’s license of CA software products shall continue in full force and effect during the term of the data processing services agreement between Client and Licensee, and Client shall also be entitled to the additional rights and options made available under paragraph 8 of the License Agreement, a copy of which paragraph is identified and attached as Schedule B and has been furnished to Client.

8.	If Client ceases data processing operations by Licensee at a Licensee Site, if the data processing services agreement between Licensee and Client should terminate for any reason or if full and timely payment shall not have been made of all applicable license, maintenance, CPU upgrade and other related fees for each Licensed Program or other CA software product as set forth in Schedule A, Part VI, during the term of this Acknowledgment and such failure has not been cured within 30 days after receipt of CA’s notice of the alleged non-performance, this Acknowledgment shall immediately terminate and both Licensee and Client shall immediately cease all use of each subject Licensed Program and other CA software product as set forth in Schedule A, Part VI, unless Licensee or Client shall have first obtained a replacement license from CA or Client reinstates licenses previously suspended under this Acknowledgment to permit such processing. Notwithstanding any provision in Schedule B to the contrary and for the avoidance of doubt, in the event Client elects to reinstate those licenses suspended under paragraph 6 above and pursuant to paragraph 8, CA shall permit such reinstatement upon payment of not more than 100% of the then applicable maintenance fees, without any reinstatement fees, penalty or retroactive maintenance charges in respect of the suspension period, provided Client and CA enter into a multi-year agreement for a minimum three (3) year period from the reinstatement date on terms and conditions, including pricing and without re-licensing fees, as Client and CA may agree. In the event of such termination, the provisions of the applicable license and this Acknowledgment relating to confidentiality, non-disclosure and use restrictions shall continue in effect and Client and Licensee shall continue to be bound by all financial obligations which would have become due and payable under the applicable license, and CA’s rights and remedies shall survive such termination.

9.	If Licensee or Client shall request that CA direct to Client or Licensee, respectively, any invoice for payment or any other communication relating to the subject matter of this Acknowledgment or if payment is made by Client or Licensee in respect of any license granted to the other respective party, such actions shall be for administrative convenience only and shall not confer any additional rights in Client or Licensee or modify any obligation of Client or Licensee.

10.	Licensee or Client may assign this Acknowledgment and the related rights and obligations hereunder in connection with its assignment of the underlying license(s) to which this Acknowledgment relates under the same circumstances and conditions as are applicable to the assignment of the underlying license(s).

11.	The Effective Date of this Acknowledgment is .

(i) Structure Mainframe Capacity Based License CA-Confidential	42

SCHEDULE A

I.	The data processing facility (known as the “Licensee Site” under the License Agreement) is located at 11707 Miracle Hills Drive, Omaha, NE 68154.

II.	The applicable data processing services agreement between Client and Licensee is dated and the date of commencement of data processing services utilizing the Licensed Programs or CA software products under license to Client was or is expected to be .

III.	Licensed Programs under the License Agreement to be operated by Licensee for the benefit of Client at the Licensee Site are as follows:

Software currently provided by iStructure:

PRODUCT	LICENSEE SITE

IV.	CA software products (other than Licensed Programs) under license to Client and to be operated by Licensee for the benefit of Client at the Licensee Site are as follows:

Software not included in iStructure/CA Agreement, but managed by iStructure:

PRODUCT	ORIGINAL LICENSE NO.	LOCATION	ORIGINAL CPU MODEL & SERIAL NO.

V.	CA software products (other than as set forth above) under license to Client which licenses are hereby terminated as of Effective Date, and as to which Client certifies that the software is no longer in use, has been deleted from all computer equipment and storage devices and, along with all related product documentation, has been either returned to CA or completely destroyed:

PRODUCT	LICENSE NO.

VI.	CA software products (other than as set forth above) under license to Client which licenses are hereby suspended as of the Effective Date in accordance with the License Agreement:

Software provided by iStructure per the terms of the CA License Agreement:

PRODUCT	LICENSE NO. LOCATION	CPU & SERIAL NO.

(i) Structure Mainframe Capacity Based License CA-Confidential	43

SCHEDULE B

8.	***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i) Structure Mainframe Capacity Based License CA-Confidential	44

LICENSEE:		CLIENT:

By:		By:
	Authorized Signature		Authorized Signature

	Name		Name

	Title		Title

	Date		Date

COMPUTER ASSOCIATES INTERNATIONAL, INC.

By:
Authorized Signature

Name

Title

Date

(i) Structure Mainframe Capacity Based License CA-Confidential	45

SCHEDULE 3.1

ANNUAL ROYALTY FEE

The Annual Royalty Fee shall be payable by Licensee to CA in respect of each calendar year commencing with the calendar year beginning January 1, 2001, pursuant to Section 3.1 of the Agreement. The Annual Royalty Fee shall be equal to the amount derived by multiplying *** by the total of Licensee’s Gross Revenues which are limited to IBM mainframe compatible outsourcing services which are limited to OS/390, VSE, and VM mainframe outsourcing services ,to the extent that Gross Revenues for the applicable period exceed the annual License Fees plus the annual Maintenance Fees, if elected, as provided herein for the same period as paid by Licensee. The Gross Revenues are determined and reported on a cumulative calendar and consolidated basis, which determination shall be made and certified by written report by Licensee, setting forth such determination and certifying that the determination has been made on compliance with the provisions of this Agreement, all subject to audit verification by CA or its designated representatives, for the applicable calendar year). In no event shall any refund, credit, carryforward or other adjustment be made in the event no Annual Royalty Fee shall be determined to be payable in respect of any calendar year.

For the purposes of this Agreement, “Gross Revenues” shall mean all IBM mainframe compatible (OS/390, VSE, and VM) revenues received by Licensee from non-affiliated customer contracts in respect of the applicable period arising out of Client Services. “Client Services” is limited to service bureau services and outsourcing services including, installation, implementation, and maintenance provided by Licensee to a non-affiliated Client, which services involve use of any of the Licensed Programs on Exhibit A. “Gross Revenues” specifically excludes contract termination fee revenue and pass-through cost revenue (including financing costs) billed to Customers by Licensee. Gross Revenues shall be included hereunder on the valuation basis of arm’s length transactions, and whether or not Licensee shall have actually invoiced or billed any Client for such services or received payment thereof. For the purposes of this agreement, a transaction is considered arm’s length if agreed to in writing by Licensee and Licensee Customer. Gross Revenues will be determined in accordance with Generally Accepted Accounting Principles, as well as Licensee’s internal procedures which affect the determination of Gross Revenues, which principles and procedures, as consistently applied by Licensee and its independent certified public accountants.

The Annual Royalty Fee shall be payable by Licensee within 30 days of Licensee’s receipt of CA’s invoice following CA’s receipt of Licensee’s or its parent’s report of Gross Revenues for the applicable period pursuant to Section 15c hereof.

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

46

AMENDMENT NO. 1

TO ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE

EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (‘CA”)

AND

(I)STRUCTURE, LLC (“LICENSEE”)

Effective June 30, 2000, the License is amended as follows:

1.	The CA software products on the attached Exhibit A-1, having been inadvertently omitted from the original Exhibit A to the License, are hereby added as Licensed Programs.

2.	Except as expressly provided herein, the terms and conditions of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC		(I)STRUCTURE, LLC

By:	/s/ Patrick Hofstetter	By:	/s/ John D Rowe
	(Authorized Signature)		(Authorized Signature)
	PATRICK HOFSTETTER		John D Rowe
	(Name)		(Name)
	DIV. MGR. SALES ACCT.		Vice President Infrastructure
	(Title)		(Title)
	8/25/00		8-25-2000
	(Date)		(Date)

iStructure/CA Confidential 8/28/00	1

EXHIBIT A-1

MVS PRODUCTS	CAPACITY MULTIPLIER
ASTEX COMPLETE	***
ASTEX MIGRATION MANAGER	***
24 X 7 FOR DB2	***
AION FOR OS/390	***
AION FOR OS/390/CICS	***
AION FOR OS/390/IMS	***
AION FOR OS/390/MAES	***
COOL:GEN HOST CICS FOR MVS	***
COOL:GEN HOST COBOL FOR MVS	***
COOL:GEN HOST CONSTRUCTION FOR MVS	***
COOL:GEN HOST DB2 FOR MVS	***
COOL:GEN HOST ENCYCLOPEDIA IMPORT FACILITY FOR MVS	***
COOL:GEN HOST ENCYLOPEDIA FOR MVS	***
COOL:GEN HOST IMS/DC FOR MVS	***
COOL:GEN CLIENT MANAGER TO MVS	***
COOL:GEN CONSTRUCTION CLT TO MVS	***
COOL:GEN DEVELOPER TO MVS	***
COOL:GEN ENCYCLOPEDIA CLT TO MVS	***
COOL:GEN W/S XGEN TO MVS	***
COOL:GEN XGEN TO MVS	***
DATA COLLECTOR MONITOR EXTENSN	***
DATACOM/EXT SQL	***
DATACOM/FAST RESTORE	***
DATACOM/STAR	***
DATACOM/TOTAL TRANSPARENCY	***
DATACOM/VSAM TRANSPARENCY	***
DATAMACS/II DAIM OPTION	***
DATAMACS/II DATACOM INTF OPT	***
DATAMACS/II IDMS OPTION	***
EASYTRIEVE	***
EASYTRIEVE PLUS DAIM OPTION	***
EASYTRIEVE/IQ CICS	***
EASYTRIEVE/IQ CICS DB2 OPTION	***
EDBC FOR DATACOM OPTION	***
EDBC FOR CICS/VSAM OPTION	***

iStructure/CA Confidential 8/28/00	2

MVS PRODUCTS	CAPACITY MULTIPLIER
EDBC FOR DB2 OPTION	***
EDBC FOR IDMS OPTION	***
EDBC FOR IMS OPTION	***
EDBC FOR OS/390 SERVER	***
EDP AUDITOR	***
EDP AUDITOR IDMS CAPABILITY	***
EX/KEY TSO	***
EZ/KEY CICS	***
EZ/KEY CMS FOR OS/MVS	***
IDMS DATA DICTIONARY	***
IDMS DBOMP TRANSPARENCY	***
IDMS ICMS	***
IDMS ONLINE QUERY	***
IDMS PERFORMANCE MONITOR	***
IDMS PRESSPACK	***
IDMS TOTAL TRANSPARENCY	***
IDMS TP OPTION FOR INTERCOM	***
IDMS UCF OPTION ONLY	***
IDMS VSAM TRANSPARENCY	***
IDMS/ADS ALIVE	***
IDMS/ADS TRACE	***
IDMS/CORE(DB+IDD+CV)	***
IDMS/CULPRIT	***
IDMS/CV	***
IDMS/DATABASE EXTRACTOR	***
IDMS/DB ANALYZER	***
IDMS/DB AUDIT	***
IDMS/DB REORG	***
IDMS/DC SORT	***
IDMS/DICTIONARY MIGRATOR	***
IDMS/DICTIONARY MODULE EDITOR	***
IDMS/DICTIONARY QUERY FACILITY	***
IDMS/DML ONLINE	***
IDMS/ENFORCER	***
IDMS/JOURNAL ANALYZER	***
IDMS/LOG ANALYZER	***
IDMS/MASTERKEY	***
IDMS/ONLINE LOG DISPLAY	***
IDMS/SASO	***
IDMS/SCHEMA MAPPER	***
IDMS/TASK ANALYZER	***
IMS UTILITIES SOLUTION PACK	***
INFOREFINER FOR MVS	***
INFOSESSION FOR MVS	***
INTERTEST XA/ESA OPTION	***
INTERTEST XA-ESA W/PLI	***

MVS PRODUCTS	CAPACITY MULTIPLIER
INTERTEST/BATCH	***

iStructure/CA Confidential 8/28/00	3

INTERTEST/BATCH IMS OPTION	***
LEGACY DATA CONV FOR DB2	***
LEGACY DATA CONV FOR INFORMIX	***
LEGACY DATA CONV FOR INGRES	***
LEGACY DATA CONV FOR ORACLE	***
LEGACY DATA CONV FOR SQL SERVR	***
LEGACY DATA CONV FOR SYBASE	***
LEGACY DATA CONV FOR XBASE	***
LEGACY DATA CONV WS FOR DB2	***
LEGACY DATA EXTR FOR ADABAS	***
LEGACY DATA EXTR FOR DATACOM	***
LEGACY DATA EXTR FOR DB2	***
LEGACY DATA EXTR FOR DB2 SQL	***
LEGACY DATA EXTR FOR IDMS	***
LEGACY DATA EXTR FOR IMS	***
LEGACY DATA EXTR FOR MVS	***
LIBRARIAN ACCESS METHOD	***
LIBRARY OF ROUTINES	***
LINK	***
LOG ANALYZER-SMF AUDIT TRC REP	***
MASTER INPUT	***
MERGE_IT	***
MIGRATE/COBOL	***
MVS SYSTEM LIBRARY	***
NETMAN	***
NETMAN/DB	***
NETSPY/DATACOM PACK	***
OBJECT ADMINISTRATOR	***
OBJECT TRACKER	***
OPTIMIZER RUNTIME LIB	***
OS/EASYTRIEVE	***
OS/EASYTRIEVE EFP	***
OS/EASYTRIEVE IMS	***
PANAPT DB2 OPTION	***
PANAPT/JCLCHECK	***
PANAUDIT PLUS CPS CICS	***
PANAUDIT PLUS CPS VTAM	***
PANAUDIT PLUS C-TIE UNATT CICS	***
PANAUDIT PLUS C-TIE UNATT VTAM	***
PANAUDIT PLUS EX/KEY CICS	***
PANAUDIT PLUS EX/KEY TSO	***
PANAUDIT PLUS EXTP	***
PANAUDIT PLUS EXTP DATACOM	***
PANAUDIT PLUS EXTP IMS	***
PANAUDIT PLUS EZTP DB2	***

MVS PRODUCTS	CAPACITY MULTIPLIER
PANAUDIT PLUS EZTP IDMS/R	***
PANAUDIT PLUS EZTP ORACLE	***
PANAUDIT PLUS EZTP SUPRA	***

iStructure/CA Confidential 8/28/00	4

PANAUDIT PLUS EZTP TOTAL	***
PANAUDIT PLUS MAINFRAME	***
PANVALET/PAK	***
PARTITION EXPERT	***
PFF	***
PLATINUM REPOSITORY	***
PLEU FOR MVS	***
PMA/CHARGEBACK	***
QUERY ANALYZER	***
QUIKSERV FOR VSAM	***
RAMIS REPORTER	***
REALIA II WORKBENCH FOR BATCH	***
REALIA II WORKBENCH FOR CICS	***
REPORT FACILITY/CICS	***
REPORT FACILITY/IMS	***
REPORT FACILITY/TSO	***
REPOSITORY SCAN ASSEMBLER	***
REPOSITORY SCAN COBOL	***
REPOSITORY SCAN JCL	***
REPOSITORY SCAN PLI	***
REPOSITORY SCAN SQL	***
RI EDITOR	***
RI MANAGER	***
ROSCOE/DB2 FACILITIES	***
SCHEDULER/SMART CONSOLE	***
SEVEN/PAK	***
SEVEN/SMART CONSOLE	***
SHAREOPTION/5	***
SPACEMAN FOR MVS	***
SQL EASE	***
TELLAGRAF CUECHART	***
TELLAGRAF DATA CONNECTION	***
TELLAGRAF IVISS MANAGER	***
TELLAGRAF PORTFOLIO	***
TELLAGRAF SYSTEM	***
TELON AS/400 TARGET OPTION	***
TELON CICS TARGET OPTION	***
TELON COBOL LANGUAGE OPTION	***
TELON DB2 TARGET OPTION	***
TELON DESIGN FACILITY CICS	***
TELON HP/UX TARGET OPTION	***
TELON IDMS SQL OPTION	***
TELON IMS/DB TARGET OPTION	***

MVS PRODUCTS	CAPACITY MULTIPLIER
TELON IMS/DC TARGET OPTION	***
TELON PL/I LANGUAGE OPTION	***
TELON UNIX-AIX TARGET OPTION	***
THREAD TERMINATOR	***
TRACKER FOR PRF	***

iStructure/CA Confidential 8/28/00	5

TRANSCENTURY DATE SIMULATOR	***
TRANSCENTURY FILE AGE	***
VERIFY/EEO	***
VISUAL EXPRESS/EASYTRIEVE SERV	***
VISUAL EXPRESS/HOST SERVER	***

VM PRODUCTS	CAPACITY MULTIPLIER
ADS/BATCH	***
ALERT FOR VM	***
EDP AUDITOR	***
EDP AUDITOR IDMS CAPABILITY	***
IDMS ONLINE QUERY	***
IDMS/ENFORCER	***
IDMS/SASO	***
LINK	***
METACOBOL+	***
SORT SYSTEM	***
TELLAGRAF CUECHART	***
TELLAGRAF DATA CONNECTION	***
TELLAGRAF IVISS MANAGER	***
TELLAGRAF PORTFOLIO	***
TELLAGRAF SYSTEM	***
TPX VM ACL/E OPTION	***
TPX VM ADV DATA COMPRESS OPT	***
TPX VM MAILBOX OPTION	***
TPX VM PASS-THRU PRINT SUP OPT	***

VSE PRODUCTS	CAPACITY MULTIPLIER
ASM/ARCHIVE-VSE	***
ASM/ARCHIVE-VSE-ESA OPTION	***
COBOL/XE	***
DATACOM/DB VSE-ESA OPTION	***
EDP AUDITOR	***
EDP AUDITOR IDMS CAPABILITY	***
EZ/KEY CMS FOR VSE	***
EZ/KEY/CICS	***
IDMS DATA DICTIONARY	***
IDMS DBOMP TRANSPARENCY	***
IDMS DL1 TRANSPARENCY	***
IDMS TP OPTION FOR INTERCOM	***
IDMS/CV	***
IDMS/DC/UCF VSE OPTION	***

VSE PRODUCTS	CAPACITY MULTIPLIER
IDMS/ENFORCER	***
IDMS/SASO	***
MASTER INPUT	***
PANAUDIT PLUS EXTP DATACOM	***
PANAUDIT PLUS MAINFRAME	***
RAMIS SITE LICENSE	***
REALIA II WORKBENCH FOR CICS	***

iStructure/CA Confidential 8/28/00	6

SPACE/MANAGER VSE-ESA OPTION	***
VSE SYSTEM LIBRARY CD	***
*** Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.
iStructure/CA Confidential 8/28/00

7

AMENDMENT NO. 2

TO ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE

EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (‘CA”)

AND

(i)STRUCTURE, LLC (“LICENSEE”)

Effective June 30, 2000, the License is amended as follows:

1.	The CA software products on the attached Exhibit A-2, having been inadvertently omitted from the original Exhibit A to the License, are hereby added as Licensed Programs.

2.	In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the term set forth in the License, whether such New Product is intended for use with an Operating System not yet developed or with a new release of an Operating System specified in the License then, upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this license for use by Licensee as provided herein during the Term, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

3.	Licensee hereby acknowledges that the terms of the License, as modified by addendum and amendment hereby, are personal to Licensee and are highly confidential. Licensee hereby agrees that it shall not disclose any of the terms thereof (including, without limitation, the terms relating to pricing and authorized use) to any person or entity other than Licensee’s employees, auditors, and attorneys who have a need to know such information in connection with their performance of services for Licensee.

4.	Licensee shall observe all relevant import and export laws and regulations, including but not limited to the regulations of the Office of Export Administration of the US Department of Commerce.

5.	Except as expressly provided herein, the terms and conditions of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC		(i)STRUCTURE, LLC

By:	/s/ Victoria Savin	By:	/s/ David M. Roshak
	(Authorized Signature)		(Authorized Signature)

	VICTORIA SAVIN		David M. Roshak
	(Name)		(Name)

	MANAGER, FINANCE		Vice President
	(Title)		(Title)

	JULY 26, 2001		7/26/01
	(Date)		(Date)

iStructure/CA Confidential	1

EXHIBIT A-2

MVS PRODUCT NAME	CAPACITY MULTIPLIER
SAMS: COMPRESS FOR DB2	***
SAMS: COMPRESS FOR OS/390	***
SAMS: DISK OS/390 UNIX EDITION	***
SAMS: DISK OS/390 UTILITIES	***
SAMS: VANTAGE QUOTA MANAGER	***
SAMS: VANTAGE ALLOCATION AMANGER + QUOTA	***
SAMS: VANTAGE OS/390 UNIX INTERFACE	***
SAMS: VANATAGE TAPE RESOURCE MANAGER	***
SAMS: VANTAGE OPEN SYSTEMS MANAGER	***
SYMDUMP/BATCH	***
VISION: ASSESS	***
VISION: BUILDER INTERFACE FOR GDBI	***
VISION: TWO	***
VISION: TWO/INTERFACE DB2	***
VISION: TWO/INTERFACE GDBI	***
VISION: INTRACCESS FOR RESULTS OR INFORM OR EXCEL SYSTEM	***
VISION: INFORM:INTERFACE FOR DB2	***
VISION: INFORM:INTERFACE FOR GDBI	***
VISION: INFORM:INTERFACE FOR IMS/DB	***
VISION: INFORM FOR CICS	***
VISION: INFORM FOR IMS/IDC AND IMS/TM	***
VISION: INQUIRY CICS	***
VISION: INQUIRY IMS	***
VISION: INQUIRY/INTERFACE FOR DB2	***
VISION: JOURNEY INTERLNK RESULTS	***
VISION: JOURNEY INTRLNK INQUIRY	***
VISION: RESULTS INTERFACE FOR DB2 (RO)	***
VISION:RECODE	***
VISION:REDOCUMENT	***
VISION: RESULTS INTERFACE FOR CA-IDMS/DB (RO)	***
VISION: RESULTS INTERFACE FOR IMS/DB (RO)	***
VISION:RESULTS W/VISION:SIXTY	***
VISION: TRANSACT INTERFACE FOR DB2	***
VISION:TRANSACT FOR CICS	***
VISION TRANSACT FOR IMS	***
VISION: VAM COBOL HOST SCANNER	***
VISION: VAM HOST CONNECT SERVER	***

VSE PRODUCT NAME	CAPACITY MULTIPLIER
VISION:BUILDER	***
VISION:BUILDER:INTERFACE FOR DL/I	***
VISION:BUILDER:INTERFACE FOR DB2 (SQL/DS)	***
VISION:BUILDER:INTERFACE FOR GDBI	***
VISION:EXCEL FOR VSE AND VM/CMS	***
VISION:REPORT - VSE	***
VISION:REPORT INTERFACE SQL/DS	***
VISION: REPORT INTERFACE FOR CA-IDMS/DB	***
VISION:REPORT INTERFACE FOR DLI	***
VISION:RESULTS	***
VISION:RESULTS INTERFACE* FOR CA-IDMS/DB (FF)1	***
VISION:RESULTS INTERFACE* FOR CA-IDMS/DB (RO)1	***

iStructure/CA Confidential	2

VISION:RESULTS INTERFACE FOR DL/I (FF)1	***
VISION:RESULTS INTERFACE FOR DL/I (RO)1	***
VISION:RESULTS INTERFACE FORSQL/DS (FF)	***
VISION: RESULTS WITH VlSION:SIXTY	***
VISION:SIXTY	***
VISION:TWO-VSE	***
VISION:TWO-VSE INTERFACE FOR DL/1	***
VISION: TWO -VSE/INTERFACE-GDBI	***
VISION TWO-VSE/INTERFACE-SQL	***

VM PRODUCT NAME	CAPACITY MULTIPLIER
VISION: BUILDER	***
VISION: BUILDER INTERFACE FOR DL/I	***
VISION: BUILDER INTERFACE FOR SQL/DS	***
VISION: BUILDER INTERFACE FOR GDBI	***
VISION:EXCEL	***
VISION:REPORT	***
VISION:RESULTS	***
VISION:RESULTS W/VISION SIXTY	***
VISION:SIXTY	***
VISION:TWO	***
VISION:TWO/INTERFACE-GDBI	***
VISION:TWO/INTERFACE-SQL	***

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

3

AMENDMENT NUMBER 3 TO

ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE ADDENDUM

EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

AND

(I)STRUCTURE, LLC (“LICENSEE”)

Effective August 29, 2001, the License is amended as follows:

1.	License Fee. Delete Section 2. of the License in its entirety and insert the following: “The License Fee inclusive of use of the Licensed Programs listed on Exhibit A and the Unicenter TNG Products listed on Exhibit B, for the seven (7) year term commencing on the Effective Date and expiring on June 29, 2007 (the “Term”), is *** payable as follows:

Due Date	Amount
June 30, 2000	***
December 30, 2000	***
December 30, 2001	***
December 30, 2002	***
December 30, 2003	***
December 30, 2004	***
December 30, 2005	***
December 30, 2006	***

2.	Section 4., Maintenance.

(a)	The table containing MF amounts and periods is hereby deleted in its entirety and replaced with the following:

Maintenance Fees (MF)

	Unicenter TNG Program (Exhibit B)	Licensed Programs (Exhibit A)	Total	Annual Period Beginning
	$***	$***	$***	***
	$***	$***	$***	***
	$***	$***	$***	***
	$***	$***	$***	***
	$***	$***	$***	***
	$***	$***	$***	***
	$***	$***	$***	***
	$***	$***	$***	***

Totals:	$***	$***	$***
***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i)Structure Mainframe Capacity Based License Amendment 3 CA-(i)Structure

(b)	At the end of Section 4, delete “Licensee and CA acknowledge that...applicable MF specified above.” and insert “Licensee and CA acknowledge that Licensee has elected to receive Maintenance for the Licensed Programs set forth in Exhibit A for the three (3) annual periods commencing December 30, 2001, December 30, 2002, and December 30, 2003.

3.	New Products. In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the Term, whether such New Product is intended for use with an operating system not yet developed or with a new release of an operating system specified herein, then upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this license for use by Licensee during the Term, on the same basis as applies to such Licensed Program, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

4.	Except as expressly provided herein, the terms of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		(I)STRUCTURE, LLC

By:	/s/ DONALD HOFFMANN	By:	/s/ DAVID M. ROSHAK
Authorized Signature		Authorized Signature
DONALD HOFFMANN		David M. Roshak
Name		Name
DIVISIONAL SVP, FINANCE		CFO
Title		Title
AUGUST 29, 2001		August 29, 2001
Date		Date

(i)Structure Mainframe Capacity Based License Amendment 3 CA-(i)Structure	2

AMENDMENT NUMBER 4 TO

ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE ADDENDUM

ADDENDUM EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

AND

(I)STRUCTURE, LLC (“LICENSEE”)

Effective August 29, 2001 the License is amended as follows:

1.	The parties agree that (i) the Maximum Power Units is hereby increased by an additional *** Power Units (the “Additional Power Units”) to a total of *** Power Units; (ii) Unicenter/TNG Service Level Management Option, Unicenter/TNG ASO MS Exchange Backup Agent and, Unicenter/TNG ASO Oracle Agent are hereby added as Unicenter/TNG Programs to Exhibit B-1 attached hereto and accordingly, Exhibit B to the Addendum is hereby deleted in its entirety and replaced with Exhibit B-1 attached hereto, and (iii) the Additional Power Units may only be used with the Unicenter/TNG Programs listed in Exhibit B-1 hereto. In consideration of the foregoing, Licensee shall pay to CA a supplemental perpetual license fee subject to the License Agreement, and elected maintenance fee, inclusive of all charges for usage, as well as maintenance of the Unicenter/TNG Programs with the Additional Power Units through August 28, 2003 (the “Additional Power Units Term”) in the amount of *** payable as follows:

Due Date	License fee	Maintenance fee	Total
***	$***	$***	***
***	***	***	***

Total	$	$	$

Licensee and CA acknowledge that Licensee has elected to receive maintenance for the Additional Power Units through August 28, 2003 at the rates set forth above.

2.	After expiration of the Additional Power Units Term, the perpetual usage rights, subject to the License Agreement, granted hereunder shall remain in effect indefinitely and shall survive the expiration of such Additional Power Units Term. Continued annual maintenance respecting the Additional Power Units and Unicenter/TNG Programs designated on Exhibit B-1 shall be subject to Licensee’s payment of CA’s then prevailing annual maintenance fee.

3.	Nothing herein shall affect Licensee’s obligation to pay the License Fees as provided in the License.

(i)Structure Amendment 4 Mainframe Capacity Based License CA-(i)Structure Confidential	1

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

4.	New Products. In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the Term, whether such New Product is intended for use with an operating system not yet developed or with a new release of an operating system specified herein, then upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this license for use by Licensee during the Term, on the same basis as applies to such Licensed Program, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

5.	For a period of four (4) years from the effective date of this Amendment, the applicable annual maintenance fee for the Additional Power Units for the Unicenter/TNG Programs shall not increase more than *** percent (***%) per annum, on an annually compounded basis, from the maintenance fee of $*** per Additional Power Unit; provided, however, that such limitation shall not be applicable in the event of any subsequent increase in the Maximum Power Units, but shall resume thereafter; and shall not apply in the event of the subsequent inclusion of any optional and separately charged features as part of the Unicenter/TNG Programs.

6.	As a special business accommodation in consideration of Licensee’s entering into this agreement and recognizing that it will be mutually beneficial to Licensee and CA for Licensee to attend CA-World in Orlando, Florida during April, 2002, CA will provide Licensee ten (10) complimentary passes to such CA-World to allow ten (10) of Licensee’s appropriate officers to attend CA World at no charge, recognizing that Licensee shall be responsible for their travel, lodging and other expenses.

7.	Except as expressly provided herein, the terms of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		(I)STRUCTURE, LLC

By:	/s/ John P. Gallo	By:	/s/ David M. Roshak
	Authorized Signature		Authorized Signature
	JOHN P. GALLO		David M. Roshak
	Name		Name
	MANAGER – FINANCE		CFO
	Title		Title
	AUGUST 29, 2001		August 29, 2001
	Date		Date

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

(i)Structure Amendment 4 Mainframe Capacity Based License CA-(i)Structure Confidential	2

SID 107951	EXHIBIT B-1	0582005-037

UNICENTER/TNG PROGRAMS

TOTAL POWER UNITS: ***

POWER UNITS ALLOCATED ACROSS ALL UNICENTER/TNG PROGRAMS: ***

REMAINING POWER UNITS TO BE ALLOCATED AS DESIGNATED BELOW: ***

PRODUCT	Power Units		Windows/In tel/NT/ 2000	SOLA RIS	Linux	HP-UX	AIX	OS/2	OPEN VMS	OS/390
Base Unicenter/TNG	*	**	X	X	X	X	X		X
Unicenter/TNG OS Agents for UNIX, Windows NT/2000, OS/2, Open VMS, OS/390	*	**	X	X	X	X	X	X	X	X
Unicenter/TNG Service Level Management Option	*	**	X	X	X	X
Unicenter/TNG Advanced Help Desk			X	X		X	X
Unicenter/TNG Asset Management Option	*	**	X	X	X	X	X	X	X
Unicenter/TNG Advanced Antivirus Option	*	**	X
Unicenter/TNG SQL Agent			X
Unicenter/TNG Oracle Agent			X	X		X	X
Unicenter/TNG DB2 Agent										X
Unicenter/TNG UNIX SMTP Option				X	X	X	X
Unicenter/TNG CICS Agent										X
Unicenter/TNG MQ Series Option			X	X	X	X	X
Unicenter/TNG Performance Neugents			X	X	X	X	X
Unicenter/TNG Single Sign On Option			X	X		X	X
Unicenter/TNG Software Delivery Option			X	X	X	X	X	X	X
Unicenter/TNG Web Management Option			X	X	X	X	X
Unicenter/TNG Remote Control Option			X
Unicenter/TNG Microsoft Exchange Option			X
Unicenter/TNG Data Transport Option			X	X	X	X	X	X	X	X
Unicenter/TNG Advanced Storage Option	*	**	X	X		X	X	X
Unicenter/TNG ASO Tape Library Add On			X	X		X
Unicenter/TNG ASO Optical Library Add-On			X
Unicenter/TNG ASO Image Add-on			X
Unicenter/TNG ASO Disaster Recovery Add-On			X	X
Unicenter/TNG ASO Data Migration Add-On			X
Unicenter/TNG ASO Networked Library Add-On			X	X
Unicenter/TNG ASO Enterprise Library Add-On			X
Unicenter/TNG ASO Mainframe Backup Add-on			X	X						X
Unicenter/TNG ASO Replication Add-On			X	X
Unicenter/TNG ASO Open File Agent			X	X		X
Unicenter/TNG ASO MS Exchange Backup Agent	*	**	X
Unicenter/TNG ASO Oracle Agent	*	**	X	X		X
Unicenter/TNG Automation Point Option			X
Unicenler/TNG Advanced DocServer Option			X
Unicenter/TNG Directory Management Option			X	X		X	X			X
Unicenter/TNG SuperPing Path Doctor			X
Unicenter/TNG Frame Relay Option			X
Unicenter/TNG Switch Management Option			X
Unicenter/TNG SNA Manager Option			X
Unicenter/TNG DECNET Manager Option			X
Unicenter/TNG ATM Management Option			X
Unicenter/TNG Response Management Option			X	X		X

AMENDMENT NO. 5

TO ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE

EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

AND

(I)STRUCTURE, LLC (“LICENSEE”)

Effective June 30, 2000, the License is amended as follows:

1.	The CA software product on the attached Exhibit A-3, having been inadvertently omitted from the original Exhibit A to the License, is hereby added to such exhibit as a Licensed Program.

2.	In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the term set forth in the License, whether such New Product is intended for use with an operating system not yet developed or with a new release of an operating system specified in the License then, upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this License for use by Licensee as provided herein during the Term, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

3.	Licensee hereby acknowledges that the terms of the License, as modified by addendum and amendment hereby, are personal to Licensee and are highly confidential. Licensee hereby agrees that it shall not disclose any of the terms thereof (including, without limitation, the terms relating to pricing and authorized use) to any person or entity other than Licensee’s employees, auditors, and attorneys who have a need to know such information in connection with their performance of services for Licensee.

4.	Licensee shall observe all relevant import and export laws and regulations, including but not limited to the regulations of the Office of Export Administration of the US Department of Commerce.

5.	Except as expressly provided herein, the terms and conditions of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		Licensee: (I)STRUCTURE, LLC

By:		By:	/s/ Robert H. Newman
	(Authorized Signature)		(Authorized Signature)

Robert H. Newman
	(Name)		(Name)

VP
	(Title)		(Title)

11-15-02
	(Date)		(Date)

CA Initials:	_________________	Licensee Initials:	BN

EXHIBIT A-3

MVS PRODUCT NAME	CAPACITY MULTIPLIER
SOLVE:NETMAIL MVS	*	**

CA Initials:	_________________	Licensee Initials:	/s/ BN

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

1411729-002

AMENDMENT NO. 6

TO ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE

EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (‘CA”)

AND

(I)STRUCTURE, LLC (“LICENSEE”)

Effective July 1, 2003, the License is amended as follows:

1.	The CA software products on the attached Exhibit A-4, having been inadvertently omitted from the original Exhibit A to the License, are hereby added to such exhibit as Licensed Programs.

2.	In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the period specified in the License (the “Term”), whether such New Product is intended for use with an operating system not yet developed or with a new release of an operating system specified herein, then upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this license for use by Licensee during the Term, on the same basis as applies to such Licensed Program, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

3.	Licensee hereby acknowledges that the terms of the License, as modified herein, are personal to Licensee and are highly confidential. Licensee hereby agrees that it shall not disclose any of the terms thereof (including, without limitation, the terms relating to pricing and authorized use) to any person or entity other than Licensee’s employees, auditors, and attorneys who have a need to know such information in connection with their performance of services for Licensee.

4.	Licensee shall observe all relevant import and export laws and regulations, including but not limited to the regulations of the Office of Export Administration of the US Department of Commerce.

5.	This Amendment, together with the License and all effective previous Amendments to this License, as well as Exhibit A-4 attached hereto, constitute the entire agreement between CA and Licensee with respect to the License. No alteration or modification of this Amendment will be valid unless made in writing and signed by the parties. Except as expressly provided herein, the terms of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		(I)STRUCTURE, LLC

By:	/s/ Patrick Hofstetter	By:	/s/ Steve Reichert
	(Authorized Signature)		(Authorized Signature)
	PATRICK HOFSTETTER		Steve Reichert
	(Name)		(Name)
	MANAGER, FINANCE		Vice President
	(Title)		(Title)
	7/31/03		7/29/03
	(Date)		(Date)

1411729-002

EXHIBIT A-4

LICENSED PROGRAMS

MVS PRODUCT NAME	CAPACITY MUTLIPLIER
UNICENTER CA-SYSVIEW REAL TIME PERFORMANCE MGMT OPTION FOR IMS	*	**
UNICENTER CA-SYSVIEW REAL TIME PERFORMANCE MGMT EVENT CAPTURE OPTION	*	**

CA Initials:	/s/ Illegible	Licensee Initials:

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

1411729-006, 007

AMENDMENT NO. 7 TO

ORDER FORM AND ADDENDUM

DATED JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

AND

(i)STRUCTURE, LLC (“LICENSEE”)

WHEREAS, Licensee and CA entered into the License effective June 30, 2000; and

WHEREAS, the parties now desire to amend such License,

Now, therefore, for good and valuable consideration, the parties agree as follows:

1.	Section 2 of the Addendum to Order Form, as previously amended by Amendment No. 3 to the License, is hereby deleted in its entirety and replaced with the following:

The License Fee for usage and maintenance of the Licensed Programs listed in Exhibit A and the Unicenter TNG Products listed in Exhibit B, for the ten and one half (10-1/2) year period commencing on the Effective Date of this License (June 30, 2000), and ending December 31, 2010 (the “Term”), is $*** and is payable as follows:

Payment Date	Payment Amount
September 30,2003(net 60 days)	***
December 30, 2003	***
December 30, 2004	***
December 30, 2005	***
December 30, 2006	***
December 30, 2007	***
December 30, 2008	***
December 30, 2009	***

2.	The parties agree that the License Fee in Section 1 of this Amendment No. 7 is inclusive of maintenance services for the Licensed Programs and the Unicenter TNG Products during the Term. In accordance with the foregoing, (i) Section 2 of Amendment No. 3 which amends the Maintenance Fee payment schedule in the Addendum to Order Form is hereby deleted in its entirety; (ii) the Maintenance Fee column in the payment table in Section 1 of Amendment 4, is hereby deleted in its entirety and (iii), Section 4 of the Addendum to Order Form, as amended, entitled “Maintenance Services” is hereby deleted in it’s entirety.

3.	Section 1.(f) of the Addendum to Order Form, lines 2 through 3, is hereby amended to delete the phrase “general consulting, software product development, installation, implementation, maintenance, or any other data processing or related services.” and replaced with the following “and remote data management services. In no event shall such services include providing maintenance services for the Licensed Programs without including outsourcing or facilities management services as generally understood in the information technology environment under a bona fide facilities management agreement, by Licensee on behalf of such third parties. Any such maintenance services that are offered to Licensee’s clients in accordance with the

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

terms hereof may only be offered to such clients during the term of any such bona fide facilities management agreement.”

4.	CA hereby acknowledges *** and *** as Clients of Licensee only through June 30, 2007, and acknowledges the sites at which services are being provided to such Clients as Licensee Sites. Such sites are as follows and hereby added to Exhibit C to the License:

***

Within ten (10) days of execution hereof, Licensee agrees to deliver to CA, Facilities Management Supplemental Agreements in the form of Exhibit D to the License, executed by such Clients. The parties further agree that any such processing on behalf of such Clients shall be in accordance with the terms and conditions of the License.

*** has payment obligations to Licensee based upon MIPS usage which may be reduced by *** at any time, with an initial MIPS usage amount in the contract between Licensee and *** of *** MIPS. CA agrees that in the event *** reduces its MIPS usage payment obligations to Licensee, then the Payment Amounts set forth in Section 1 above shall be reduced accordingly by *** per MIPS but shall not be reduced in year 2003, and shall not be reduced below *** MIPS in either 2004 or 2005. Licensee must submit documentation to CA of such reduction by ***. In no event shall such MIPS reduction affect any payments beyond 2005.

5.	By its execution below, Level 3 Communications, Inc., the parent company of Licensee (“Level 3”), confirms the unconditional guarantee by Level 3 to cause Licensee to perform all of its obligations under the License, as amended hereby, and in the event that for any reason, Licensee shall fail to perform any obligation, including without limitation, any payment due under the License, Level 3 shall perform any such obligation. CA agrees that in the event of a change of control of Licensee by way of merger or acquisition by or of Licensee or of all or substantially all of the assets of Licensee, the guarantee obligation of Level 3 above shall be immediately terminated and of no further force or effect.

6.	The parties acknowledge that the terms of the License as amended hereby are personal to the parties and are highly confidential. The parties hereto agree that no terms of this License (including, without limitation, the terms relating to pricing and authorized use) shall be disclosed to any person or entity other than each party’s respective employees, auditors, consultants, and attorneys (and to the extent required, to an acquiring entity, in the course of Licensee’s normal due diligence in the case of a potential merger of Licensee with another entity, or an acquisition of all or substantially all of the assets Licensee by another entity), who have a need to know such information in connection with their performance of services for each such party.

7.	Licensee shall observe all relevant import and export laws and regulations, including but not limited to the regulations of the Office of Export Administration of the US Department of Commerce.

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

8.	In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the Term hereof, whether such New Product is intended for use with an operating system not yet developed or with a new release of an operating system specified herein then, upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this license for use by Licensee as provided herein during the Term, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

9.	Provided that Licensee is then in compliance with the terms and conditions hereof, Licensee shall be entitled at any time during the Term hereof to license in favor of any competitive products, any of CA software products which are then in general availability status at not greater than 100% of CA’s aggregate then-prevailing annual usage and maintenance fees under any multi-year payment arrangement mutually agreed by the parties. The rights set forth therein may not be combined with any other discount or credits than available to Licensee, no portion of the discount shall be reimbursable in cash, and no portion of the discount shall survive expiration of the Term. Nothing herein shall affect Licensee’s obligation to pay the license fees and maintenance fees as provided in the License.

10.	Notwithstanding anything to the contrary contained in the referenced License Agreement, Licensee shall have the right, upon prior written notice to CA, to assign this Agreement to the purchaser of all or substantially all of the assets of Licensee or to Licensee’s successor by merger or otherwise by operation of law without additional charge; provided that (a) all license fees and usage and maintenance fees relating to the Licensed Programs up to and including the date of the proposed assignment, shall have been paid to CA by Licensee prior to any such proposed assignment; (b) the proposed assignee shall have executed and delivered to CA a License Agreement in the form hereof, as well as an Order Form, and (c) Licensee and the proposed assignee shall both have executed and delivered to CA the Assignment Addendum generally used by CA which provides, among other things, that the scope of authorized usage of the Licensed Programs shall be restricted to the business organization acquired from the original licensee hereunder and under which the successor has expressly assumed all of Licensee’s obligations hereunder.

11.	CA agrees to allow Licensee access to CA’s pricing portal during the Term, and CA will provide Licensee with a user ID and password for such purpose.

12.	This Amendment, together with the License and all effective previous Amendments to this License, constitutes the entire agreement between CA and Licensee with respect to the License. No alteration or modification of this Amendment will be valid unless made in writing and signed by the parties. Except as expressly provided herein, the terms of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		(i)Structure, LLC

By:	/s/ Donald Hoffmann	By:	/s/ Richard J. Keck
	(Authorized Signature)		(Authorized Signature)
	DONALD HOFFMANN		Richard J. Keck
	(Name)		(Name)
	DIVISIONAL SR. VICE PRESIDENT		CFO
	(Title)		(Title)
	9/30/03		9/30/03
	(Date)		(Date)

Level 3 Communications, Inc.

By:	/s/ Kevin F. Bostick
(Authorized Signature)

Kevin F. Bostick
(Name)

SVP Treasurer
(Title)

9/30/03
(Date)

AMENDMENT NO. 8

TO ORDER FORM AND MAINFRAME CAPACITY BASED LICENSE

EFFECTIVE JUNE 30, 2000 (THE “LICENSE”)

BETWEEN

COMPUTER ASSOCIATES INTERNATIONAL, INC. (“CA”)

AND

(I)STRUCTURE, LLC (“LICENSEE”)

Effective December 30, 2003, the License is amended as follows:

1.	Unicenter Governor Facility is hereby added as a Licensed Program to Exhibit A-5, attached hereto. CA and Licensee agree that such Licensed Program was inadvertently omitted from previous exhibits to the License.

2.	In the event CA develops a new generation or variation of a Licensed Program hereunder (a “New Product”) during the term set forth in the License, whether such New Product is intended for use with an operating system not yet developed or with a new release of an operating system specified in the License then, upon CA’s receipt of Licensee’s written request and without additional charge, such New Product shall be added to this License for use by Licensee as provided herein during the Term, even if CA then determines to charge a separate license fee for the New Product to CA’s other licensees.

3.	Licensee hereby acknowledges that the terms of the License, as modified by addendum and amendment hereby, are personal to Licensee and are highly confidential. Licensee hereby agrees that it shall not disclose any of the terms thereof (including, without limitation, the terms relating to pricing and authorized use) to any person or entity other than Licensee’s employees, auditors, and attorneys who have a need to know such information in connection with their performance of services for Licensee.

4.	This Amendment, together with the License and all effective previous Amendments to this License, as well as Exhibit A-5 attached hereto, constitutes the entire agreement between CA and Licensee with respect to the License. No alteration or modification of this Amendment will be valid unless made in writing and signed by the parties. Except as expressly provided herein, the terms of the License shall remain in full force and effect.

COMPUTER ASSOCIATES INTERNATIONAL, INC.	Licensee: (I)STRUCTURE, LLC

By:	By:
(Authorized Signature)	(Authorized Signature)

(Name)	(Name)

(Title)	(Title)

(Date)	(Date)

CA Initials: _____________	Licensee Initials: _____________

EXHIBIT A-5

MVS PRODUCT NAME	CAPACITY MULTIPLIER
Unicenter Governor Facility	***

CA Initials: _____________	Licensee Initials: _____________

***	Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.